[LOGO]

CENTURA LARGE CAP EQUITY FUND

CENTURA MID CAP EQUITY FUND

CENTURA SMALL CAP EQUITY FUND

CENTURA GOVERNMENT INCOME FUND

CENTURA QUALITY INCOME FUND

CENTURA NORTH CAROLINA TAX-FREE BOND FUND

CENTURA MONEY MARKET FUND

                         ANNUAL REPORT
                            APRIL 30, 2000

                               TABLE OF CONTENTS

                          Message From Your President
                                     Page 1

                             Large Cap Equity Fund
                                     Page 5

                              Mid Cap Equity Fund
                                    Page 12

                             Small Cap Equity Fund
                                    Page 20

                             Government Income Fund
                                    Page 28

                              Quality Income Fund
                                    Page 34

                       North Carolina Tax-Free Bond Fund
                                    Page 40

                               Money Market Fund
                                    Page 47

                         Notes to Financial Statements
                                    Page 52

                          Independent Auditors' Report

--------------------------------------------------------------------------------

                                                                          [LOGO]

DEAR SHAREHOLDERS:

    We are pleased to present this report for Centura Funds' fiscal year ended April 30, 2000. This past year provided solid investment performance as well as continued focus of the significant enhancements that took place in 1998.

    Plans of enhancing our investment process within the Centura Funds occurred during the second half of 1998. At that time we sharpened our investment focus on specific core investment classes that are represented by distinct, well known market indices. These changes better defined the Funds and helped eliminate overlap in holdings. For our shareholders this continues to provide better diversification potential and may help provide greater relative investment consistency. By targeting specific investment classes and benchmarks, this also allows shareholders and investment advisors to better employ asset allocation strategies. It also tends to enhance investment predictability, better performance comparisons and helps to ensure solid long-term investment performance. These changes that began in the second half of 1998 now have more than a year of operation under their belts and are beginning to firmly establish their philosophies.

    So far, it appears that we are headed in the right direction. For the period July 31, 1998 through April 30, 2000, all of Centura's equity funds have outperformed their target benchmarks while maintaining close correlation to these indices. With the emphasis that we put on diversification through proper asset allocation, remaining closely correlated to their respective benchmarks is of utmost importance.

EQUITY MARKETS

    It has been a very busy year in the equity markets, for the period that encompasses our fiscal year. The Dow crossed the 11,750 mark and then fell about 2,000 points to 9,731. In other words, one could say that volatility reigned in the equity markets. Most of this volatility can be traced to higher interest rates. Over the fund's fiscal year the Federal Reserve raised the Fed Funds rate by 25 basis points on five separate occasions, for a total of 1.25%. The Fed was concerned by the growth rate of the economy, the level of consumer confidence, and the historically low unemployment rate. Their rate increases were a preemptive strike to slow the economy and quell the supposed threat of inflation. With this constant threat of higher rates, either by the Fed making actual moves or by announcing a bias, the Fed helped create very nervous and uncertain markets, which resulted in volatility.

    Historically, when the Fed has tightened credit, higher rates and less liquidity have impeded earnings, helping to cool markets. However, the most recent rate increases did not affect all sectors of the market equally. As interest rates rose, investors pulled money out of interest-sensitive sectors and moved into technology. The belief was (and still is) that the technology sector could grow earnings faster than inflation could eat them away.

    As a result, the market stratified into two tiers: technology stocks reaching new highs, and basically everything else, experiencing a bear market. This was the case for stocks of all sizes. Also, characteristic of this period was the out-performance by growth indices over value.

    For the 12 months ended April 30, 2000 the S&P 500 Index(1) was up 10.13% for the year. However, for the first time in several years, the mid and smaller company indices outperformed their larger counterparts. The S&P MidCap 400 Index(2) was up 23.50% and the S&P SmallCap 600(3) Index was up 20.50%. For the past few years large-caps have outperformed mid and small-caps partially because of the increased presence of technology within the S&P 500, which now stands at about 32% of the index. Both the mid and small-cap indices have recently increased their technology weightings (both currently at about 30%). This has helped them outperform the large-caps, particularly in the last four months of our reporting period. From January to April 2000, the S&P MidCap 400(2) and

--------------

Past performance is no guarantee of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1) The S&P 500 Index is an unmanaged index generally representative of the domestic stock market.

(2) The S&P MidCap 400 Index is an unmanaged index generally representative of the domestically traded common stocks of mid-sized companies.

(3) The S&P SmallCap 600 Index is an unmanaged index generally representative of the domestically traded common stocks of small- sized companies.

SmallCap 600(3) provided year-to-date returns of 8.75% and 4.00%, respectively. Over the same period the S&P 500 posted a -0.78% decline. This is further evidence of why we feel it is important to offer distinctly different investment options, and why we feel investors should employ a diversified investment allocation.

FIXED INCOME MARKETS

    As stated before, during our fiscal year the Fed has raised the Fed Funds rate a total of 1.25% through a series of five, 25 basis point increases. The Fed Funds target rate currently stands at 6.00% with a few more increases expected this summer.

    Economic growth, as measured by Gross Domestic Product (GDP), was up an incredible 7.3% for the fourth quarter of 1999 and a total of 4.6% for 1999. This is well above the 3.0% to 3.5% range that the Fed is more comfortable with. The unemployment rate continues to hover around the 4.1% mark, which is a 30 year low. Oil prices have climbed significantly throughout our reporting period, peaking at $35/barrell in Mid-March. After a decision by OPEC members to increase oil production, prices fell to around $24/barrell in early April. However, as of the last couple of weeks in April, prices have begun climbing again. These indicators, signaling accelerating economic growth, tight labor markets, and increasing energy prices are a few of the factors that concerned the Fed enough to raise rates 1.25%.

    The Fed also believes that aggregate demand is persistently growing faster than sustainable supply, as confirmed by a falling jobless rate. Secondly, demand appears to be accelerating. The Fed was worried that some of the rate hikes have largely been offset by the positive wealth effect from rising stock prices. In addition, the Fed believes the unemployment rate has already fallen to and possibly beyond its inflation-safe level. Consequently, the Fed thought and still thinks that there is an unacceptable risk of the economy overheating and thus a greater urgency to slow the economy to a sustainable pace.

    The one thing that kept the Fed to a gradualist approach, for the year, was the strong productivity growth that helped keep unit labor costs and inflation in check, thereby allowing the Fed to move slowly. Rising productivity implies that the expected upturn in inflation will be gradual and thus easier to control than in past inflation cycles.

    In conclusion, we expect long term rates, as measured by the 30 year U.S. Treasury bond, to remain steady to lower, somewhere between 6.25% and 7.00% for the next few months. We still expect the short end of the yield curve to rise as the Fed continues to raise the target Fed Funds Rate.

LOOKING FORWARD

    As long as there is uncertainty about interest rates, there should be continued volatility in the markets. Remember, markets hate uncertainty and the market is tied to the Fed now, more than ever. Chairman Greenspan and several other Federal Reserve governors continue to imply additional increases will be needed to slow the economy and quell the threat of inflation. The markets still believe there are more rate hikes to come. The Fed Funds futures show a possible 50 basis point increase at the May 16 Fed meeting, followed by a 25 basis point increase at the June meeting and another 25 basis point increase in October. As long as these threats persist, the markets will rely less on fundamentals.

    As mentioned before, during the first four months of 2000 we saw mid and small-cap stocks outperform large-caps, largely because of their increased presence in technology. Going forward, we believe technology should continue to lead the way. But the Internet revolution will benefit more than just tech companies. Many old economy companies that embrace this change also stand to gain.

    The Internet revolution is the key to productivity. We believe productivity growth rates will remain strong, maybe not as strong as the record levels we have seen over the past few quarters, but higher than the historical average. With more than 5,000 companies in the internet world, we are still a long way away from declining productivity levels.

    However, the key for investors is not to be distracted by the short-term bumps in the market. Despite recent and anticipated volatility, our market outlook remains optimistic. The prospects for positive corporate earnings and continued economic prosperity remain bright.

THE FUNDS

    Centura Funds continued to provide solid performance for shareholders this past fiscal year. The following provides insight regarding each Fund. We will illustrate this discussion with the performance of Class C shares.

Note, however, that class A and B share performances were more moderate due to their higher expenses (see graphs on their respective pages).

THE CENTURA LARGE CAP EQUITY FUND

    Given the overall performance of Large Company stocks, especially in 1999, it was not surprising that the Centura Large Cap Equity Fund rewarded its shareholders handsomely, again, this past year. For the fiscal year, even though Large Caps did not perform at quite the same pace as the past couple of years, they still came out ahead of their historical average. The Fund (Class C shares) provided a total return of 14.88% for the year ended April 30, 2000. The Fund's benchmark, the S&P 500 Index(1), was up only 10.13% for the same period. If beating our benchmark index is our goal, then the Large Cap Equity Fund had a great year, with outperformance of 4.75%.

    The Large Cap Equity Fund's performance benefited from overweightings in some of the markets best performing sectors, such as technology and capital goods. The Fund continues to overweight these sectors, as we believe they will continue their leadership in an improving world economy.

THE CENTURA MID CAP EQUITY FUND

    Due to the strong performance of mid-sized company stocks, the Centura Mid Cap Equity Fund had a very healthy year. The Fund (Class C shares) provided a total return of 21.67% for the year ended April 30, 2000. This compares to a return from the S&P MidCap 400 Index(2) of 23.50%.

    After several years of trailing larger company stocks, it was nice to see the mid-sized company stocks outperform the large-caps. Properly allocated portfolios were well rewarded.

THE CENTURA SMALL CAP EQUITY FUND

    With a total return of 20.24% (Class C shares) for the year ended April 30, 2000, the S&P SmallCap 600 Index(3) returned 20.50% for the same time period. We remain very pleased with the Fund's strong relative performance.

    While we can make no guarantees regarding future performance, we believe that small company stocks continue to remain a potentially attractive investment class that should not be forgotten. Additionally, we believe the Centura Small Cap Equity Fund is a viable investment vehicle to capture its potential.

THE CENTURA GOVERNMENT INCOME FUND

    The Centura Government Income Fund (Class C shares) provided a total return of 1.99% for the year ended April 30, 2000. This compares to 2.10% for the Lehman Brothers Intermediate Government Bond Index(4) and 1.48% for the average short/intermediate U.S. Government Fund, according to Lipper Analytical Services.

    During the latter half of our fiscal year the government's announcement to buyback Treasury debt helped propel the U.S Treasury sector forward and resulted in spreads widening further. In other words, this increased the value of treasuries relative to other fixed income securities. The Fund's relative underweighting in treasuries thus impacted performance relative to the Lehman Brothers Intermediate Government Bond Index(4).

THE CENTURA QUALITY INCOME FUND

    The Centura Quality Income Fund began operations in early May of 1999. The Fund returned 0.20% (Class C shares) for the period ended April 30, 2000. This compares to 0.93% for the Lehman Brothers Government/Corporate Bond Index(5).

--------------

Past performance is no guarantee of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1) The S&P 500 Index is an unmanaged index generally representative of the domestic stock market.

(2) The S&P MidCap 400 Index is an unmanaged index generally representative of the domestically traded common stocks of mid-sized companies.

(3) The S&P SmallCap 600 Index is an unmanaged index generally representative of the domestically traded common stocks of small- sized companies.

(4) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index generally representative of the government bond market.

(5) The Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the intermediate government and corporate bond markets.

    As we mentioned above with the Centura Government Income Fund, the treasury buyback announcement by the government positively impacted the value of treasuries relative to other fixed income securities. As a result, the Fund's relative underweighting in treasuries impacted performance relative to the Lehman Brothers Government/ Corporate Bond Index(5).

THE CENTURA NORTH CAROLINA TAX-FREE BOND FUND

    The Centura North Carolina Tax-Free Bond Fund (Class C shares) provided a total return of -0.90% for the year ended April 30, 2000. This compared to the Fund's benchmark, the Lehman Brothers 5-Year Municipal Index(6), which returned 0.36%, and Lipper State Intermediate Municipal Average(7) return of -1.43%.

    Municipal securities, though not as liquid as treasury securities, were perceived as relatively safe investments during the volatile markets of this past year. Consequently, higher quality markets like North Carolina's, weathered the volatile swings quite well.

THE CENTURA MONEY MARKET FUND

    With a total return of 5.37% (Class C shares) for the year ended April 30, 2000, the Fund outperformed both its benchmarks, the Lipper Institutional Money Market(8) and Lipper Money Market(9) averages which provided returns of 5.25% and 4.82%, respectively.
--------------

Past performance is no guarantee of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(5) The Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the intermediate government and corporate bond markets.

(6) The Lehman Brothers 5-Year Municipal Index is an unmanaged index generally representative of the municipal bond market.

(7) The Lipper State Intermediate Municipal Average is an average of the total returns reported by all the mutual funds designated by Lipper, Inc. that fall into this category.

(8) The Lipper Institutional Money Market Average is an average of the total returns reported by all the mutual funds designated by Lipper, Inc. that fall into this category.

(9) The Lipper Money Market Average is an average of the total returns reported by all the mutual funds designated by Lipper, Inc. that fall into this category.

CENTURA FUNDS, INC.
AS OF APRIL 30, 2000

                             LARGE CAP EQUITY FUND
                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        CLASS A
                          with Load
                            (Return
                           reflects
            Class A   maximum sales
       without Load  load of 4.50%)  S&P 500*
12/90       $10,000          $9,550   $10,000
12/91       $11,822         $11,285   $13,055
12/92       $13,002         $12,411   $14,056
12/93       $14,617         $13,953   $15,460
12/94       $14,526         $13,868   $15,663
12/95       $18,551         $17,707   $21,525
12/96       $22,264         $21,252   $26,492
12/97       $29,618         $28,278   $35,330
12/98       $32,853         $31,360   $45,428
04/99       $35,726         $34,103   $49,539
12/99       $40,928         $39,068   $54,988
04/00       $40,955         $39,093   $54,577

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       14.63%   9.48%  10.13%
5 YEAR                       20.89%  19.79%  25.22%
SINCE INCEPTION              16.32%  15.74%  19.94%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS B
                                   with Load
                        (Return reflects the
                      appropriate contingent
                       deferred sales charge
            Class B  (maximum deferred sales
       without Load          load is 5.00%))  S&P 500*
12/90       $10,000                   $9,500   $10,000
12/91       $11,771                  $11,271   $13,055
12/92       $12,877                  $12,477   $14,056
12/93       $14,406                  $14,106   $15,460
12/94       $14,083                  $13,883   $15,663
12/95       $18,089                  $17,989   $21,525
12/96       $21,592                  $21,592   $26,492
12/97       $28,046                  $28,046   $35,330
12/98       $31,372                  $31,372   $45,428
04/99       $34,057                  $34,057   $49,539
12/99       $38,782                  $38,782   $54,988
04/00       $38,731                  $38,731   $54,557

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       13.72%   8.72%  10.13%
5 YEAR                       20.05%  19.95%  25.22%
SINCE INCEPTION              15.62%  15.62%  19.94%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CLASS C
       (No Load)  S&P 500*
12/90    $10,000   $10,000
12/91    $11,898   $13,055
12/92    $13,134   $14,056
12/93    $14,861   $15,460
12/94    $14,651   $15,663
12/95    $19,019   $21,525
12/96    $22,923   $26,492
12/97    $30,049   $35,330
12/98    $33,973   $45,428
04/99    $36,990   $49,539
12/99    $42,439   $54,988
04/00    $42,493   $54,557

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       14.88%  10.13%
5 YEAR                       21.23%  25.22%
SINCE INCEPTION              16.78%  19.94%

Each chart represents a historical investment of $10,000 in the Centura Large Cap Equity Fund from 12/90 to 4/00, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

- The S&P 500 is an unmanaged index generally representative of the domestic stock market.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Large Cap Equity Fund (formerly Equity Income Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.00%, 1.75% and 0.75% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
LARGE CAP EQUITY FUND                                             APRIL 30, 2000

COMMON STOCKS (99.4%)
                                                                    MARKET
                                                      SHARES        VALUE
                                                    -----------  ------------
AIRLINES (0.2%)
AMR Corp. (b).....................................       11,000  $    374,688
                                                                 ------------
APPLIANCES & HOUSEHOLD PRODUCTS (0.3%)
Whirlpool Corp....................................       10,000       651,250
                                                                 ------------
AUTO PARTS (0.3%)
Delphi Automotive Systems Corp....................       35,000       669,375
                                                                 ------------
AUTOMOBILES & TRUCKS (1.2%)
Ford Motor Co.....................................       30,000     1,640,625
General Motors Corp...............................       10,000       936,250
                                                                 ------------
                                                                    2,576,875
                                                                 ------------
BANKING & FINANCIAL SERVICES (10.0%)
American Express Co...............................        5,000       750,313
Bank of New York Co., Inc.........................       30,000     1,231,875
BankAmerica Corp..................................       40,000     1,960,000
Capital One Financial Corp........................       18,000       787,500
Chase Manhattan Corp..............................       20,000     1,441,250
Citigroup, Inc....................................       70,000     4,160,624
Fannie Mae........................................       25,000     1,507,813
Fifth Third Bancorp...............................       15,000       946,875
FleetBoston Financial Corp........................       30,000     1,063,125
Lehman Brothers Holdings, Inc.....................       10,000       820,625
MBNA Corp.........................................       40,000     1,062,500
Mellon Financial Corp.............................       30,000       963,750
Morgan Stanley Dean Witter & Co...................       20,000     1,535,000
Northern Trust Corp...............................       15,000       961,875
State Street Corp.................................       10,000       968,750
Wells Fargo & Co..................................       45,000     1,847,813
                                                                 ------------
                                                                   22,009,688
                                                                 ------------
CHEMICALS (1.3%)
Dow Chemical Co...................................        8,000       904,000
E.I. du Pont de Nemours & Co......................       25,000     1,185,938
Union Carbide Corp................................       12,000       708,000
                                                                 ------------
                                                                    2,797,938
                                                                 ------------
COMMERCIAL SERVICES (0.3%)
Cendant Corp. (b).................................       40,000       617,506
                                                                 ------------
COMPUTER INDUSTRY (23.5%)
Adobe Systems, Inc................................       10,000     1,209,375
America Online, Inc. (b)..........................       35,000     2,093,438
BMC Software, Inc. (b)............................        7,500       351,094
Cisco Systems, Inc. (b)...........................      130,000     9,012,655
Citrix Systems, Inc. (b)..........................       15,000       915,938
Dell Computer Corp. (b)...........................       60,000     3,007,500
EMC Corp. (b).....................................       27,000     3,751,313
Hewlett-Packard Co................................       23,000     3,105,000
Intel Corp........................................       60,000     7,608,749
International Business Machines Corp..............       40,000     4,465,000
Microsoft Corp. (b)...............................       98,162     6,846,799
Oracle Corp. (b)..................................       60,000     4,796,250
Sun Microsystems, Inc. (b)........................       34,000     3,125,875
COMMON STOCKS, CONTINUED:
                                                                    MARKET
                                                      SHARES        VALUE
                                                    -----------  ------------
Yahoo!, Inc. (b)..................................       15,000  $  1,953,750
                                                                 ------------
                                                                   52,242,736
                                                                 ------------
CONSUMER GOODS AND SERVICES (2.9%)
Colgate-Palmolive Co..............................       24,000     1,370,999
Dow Jones & Co., Inc..............................       10,000       648,750
Gillette Co.......................................       20,000       740,006
Kimberly-Clark Corp...............................       20,000     1,161,250
Procter & Gamble Co...............................       20,000     1,192,500
Ralston Purina Co.................................       25,000       442,188
Unilever N.V......................................       20,000       911,250
                                                                 ------------
                                                                    6,466,943
                                                                 ------------
DISTRIBUTION/WHOLESALE (0.4%)
SYSCO Corp........................................       25,000       940,625
                                                                 ------------
DIVERSIFIED OPERATIONS (7.4%)
General Electric Co...............................       60,000     9,434,999
Honeywell International, Inc......................       35,000     1,960,000
Illinois Tool Works, Inc..........................       12,000       768,750
Tyco International Ltd............................       55,000     2,526,563
United Technologies Corp..........................       25,000     1,554,688
                                                                 ------------
                                                                   16,245,000
                                                                 ------------
ELECTRONIC COMPONENTS/INSTRUMENTS (4.8%)
Applied Materials, Inc. (b).......................       20,000     2,036,250
KLA-Tencor Corp. (b)..............................       20,000     1,497,500
Solectron Corp. (b)...............................       45,000     2,106,563
Teradyne, Inc. (b)................................       15,000     1,650,000
Texas Instruments, Inc............................       20,000     3,257,500
                                                                 ------------
                                                                   10,547,813
                                                                 ------------
ENERGY (6.6%)
Enron Corp........................................       30,000     2,090,625
Exxon Mobil Corp..................................       70,000     5,438,143
Halliburton Co....................................       20,000       883,750
Kerr-McGee Corp...................................       10,000       517,500
Royal Dutch Petroleum Co..........................       40,000     2,294,999
Schlumberger Ltd..................................       15,000     1,148,438
Transocean Sedco Forex, Inc.......................        2,899       136,253
Unocal Corp.......................................       15,000       484,688
USX-Marathon Group................................       27,000       629,438
Williams Cos., Inc................................       25,000       932,813
                                                                 ------------
                                                                   14,556,647
                                                                 ------------
ENTERTAINMENT (0.8%)
Time Warner, Inc..................................       20,000     1,798,750
                                                                 ------------
FOOD AND BEVERAGES (3.5%)
Anheuser Busch Co., Inc...........................       25,000     1,764,062
Bestfoods.........................................       25,000     1,256,250
Coca Cola Co......................................       30,000     1,411,875
McDonald's Corp...................................       45,000     1,715,625
PepsiCo, Inc......................................       45,000     1,650,938
                                                                 ------------
                                                                    7,798,750
                                                                 ------------
HEALTH CARE (11.1%)
American Home Products Corp.......................       30,000     1,685,625

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
LARGE CAP EQUITY FUND                                             APRIL 30, 2000

COMMON STOCKS, CONTINUED:
                                                                    MARKET
                                                      SHARES        VALUE
                                                    -----------  ------------
Amgen, Inc. (b)...................................       35,000  $  1,960,000
Biogen, Inc. (b)..................................       15,000       882,188
Bristol-Myers Squibb Co...........................       43,000     2,254,813
Cardinal Health, Inc..............................       10,000       550,625
Eli Lilly & Co....................................       20,000     1,546,250
Johnson & Johnson.................................       35,000     2,887,499
Medtronic, Inc....................................       40,000     2,077,500
Merck & Co., Inc..................................       47,500     3,301,249
Pfizer, Inc.......................................       60,000     2,527,500
Pharmacia Corp....................................       25,000     1,248,438
Schering-Plough Corp..............................       25,000     1,007,813
Warner-Lambert Co.................................       15,000     1,707,188
Watson Pharmaceuticals, Inc. (b)..................       20,000       898,750
                                                                 ------------
                                                                   24,535,438
                                                                 ------------
INSURANCE (2.2%)
AFLAC, Inc........................................       20,000       976,250
American International Group......................       36,250     3,976,172
                                                                 ------------
                                                                    4,952,422
                                                                 ------------
MACHINERY & EQUIPMENT (0.3%)
Caterpillar, Inc..................................       15,000       591,563
                                                                 ------------
METALS (0.6%)
Alcoa, Inc........................................       13,000       843,375
Nucor Corp........................................       10,000       430,000
                                                                 ------------
                                                                    1,273,375
                                                                 ------------
PAPER PRODUCTS (0.2%)
International Paper Co............................       15,000       551,250
                                                                 ------------
RETAIL (6.0%)
Circuit City Stores, Inc..........................       15,000       882,188
CVS Corp..........................................       20,000       870,000
Home Depot, Inc...................................       32,500     1,822,031
Lowes Co..........................................       20,000       990,000
Tandy Corp........................................       10,000       570,000
Target Corp.......................................       15,000       998,438
TJX Cos., Inc.....................................       10,000       191,875
Wal-Mart Stores, Inc..............................      100,000     5,537,499
Walgreen Co.......................................       50,000     1,406,250
                                                                 ------------
                                                                   13,268,281
                                                                 ------------
TELECOMMUNICATIONS (12.0%)
AT&T Corp.........................................       65,000     3,034,688
Bell Atlantic Corp................................       40,000     2,370,000
Lucent Technologies, Inc..........................       60,000     3,731,249
MCI WorldCom, Inc. (b)............................       70,500     3,203,343
MediaOne Group, Inc. (b)..........................       20,000     1,512,500
QUALCOMM, Inc. (b)................................       18,000     1,951,875
SBC Communications, Inc...........................       85,000     3,724,062
Sprint Corp.......................................       25,000     1,537,500
Sprint Corp. (PCS Group) (b)......................       35,000     1,925,000
Tellabs, Inc. (b).................................       30,000     1,644,375
U S WEST, Inc.....................................       25,000     1,779,688
                                                                 ------------
                                                                   26,414,280
                                                                 ------------
COMMON STOCKS, CONTINUED:
                                                                    MARKET
                                                      SHARES        VALUE
                                                    -----------  ------------
TELECOMMUNICATIONS-EQUIPMENT (1.8%)
Nortel Networks Corp..............................       35,000  $  3,963,750
                                                                 ------------
TRANSPORTATION & SHIPPING (0.7%)
Cyclical/Transportation Select Sector SPDR Fund...       20,000       573,125
Kansas City Southern Industries, Inc..............       15,000     1,078,125
                                                                 ------------
                                                                    1,651,250
                                                                 ------------
UTILITIES (1.0%)
AES Corp. (b).....................................       15,000     1,349,062
Southern Co.......................................       35,000       872,813
                                                                 ------------
                                                                    2,221,875
                                                                 ------------
TOTAL COMMON STOCKS (Cost $180,363,162)........................   219,718,068
                                                                 ------------
INVESTMENT COMPANIES (0.6%)
Goldman Sachs Financial Square Prime Money Market
  Fund............................................      610,255       610,255
Provident Institutional Temporary Investment
  Fund............................................      610,255       610,255
                                                                 ------------
TOTAL INVESTMENT COMPANIES
  (Cost $1,220,510)............................................     1,220,510
                                                                 ------------
TOTAL INVESTMENTS
  (Cost $181,583,672)(a) -- 100.0%.............................   220,938,578
Liabilities in excess of other assets -- 0.0%..................       (34,393)
                                                                 ------------
NET ASSETS -- 100.0%...........................................  $220,904,185
                                                                 ============

---------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $35,477. Cost for federal tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...         $48,201,251
Unrealized depreciation...          (8,881,822)
                                   -----------
Net unrealized
  appreciation............         $39,319,429
                                   ===========

(b)  Represents non-income producing security.
N.V. -- Naamloze Vennootschap (Dutch corporation)

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
LARGE CAP EQUITY FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 2000

ASSETS:
Investments, at value (cost
  $181,583,672)......................                $220,938,578
Dividends receivable.................                     180,131
Receivable for capital shares
  issued.............................                      79,810
Receivable for investments sold......                     584,681
Prepaid expenses.....................                       8,212
                                                     ------------
  TOTAL ASSETS.......................                 221,791,412
LIABILITIES:
Payable to custodian for overdraft...    $590,254
Payable for capital shares
  redeemed...........................     208,298
Accrued expenses and other payables:
  Investment advisory fees...........      25,424
  Administration fees................       5,448
  Distribution fees..................      10,304
  Other..............................      47,499
                                         --------
  TOTAL LIABILITIES..................                     887,227
                                                     ------------
NET ASSETS:
Capital..............................                 168,116,935
Accumulated net realized gain from
  investment transactions............                  13,432,344
Net unrealized appreciation from
  investments........................                  39,354,906
                                                     ------------
NET ASSETS...........................                $220,904,185
                                                     ============
Class A
  Net Assets.........................                $ 19,044,254
  Shares.............................                   1,224,220
  Redemption price per share.........                $      15.56
                                                     ============
Maximum Sales Charge--Class A........                        4.50%
  Maximum Offering Price per share
    (100%/(100%-Maximum Sales Charge)
    of net asset value adjusted to
    the nearest cent)................                $      16.29
                                                     ============
Class B
  Net Assets.........................                $  7,702,851
  Shares.............................                     502,832
  Offering price per share*..........                $      15.32
                                                     ============
Class C
  Net Assets.........................                $194,157,080
  Shares.............................                  12,467,210
  Offering and redemption price per
    share............................                $      15.57
                                                     ============

---------

                    *   Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME:
Dividend income.....................                  $ 2,056,237
                                                      -----------
EXPENSES:
Investment advisory fees............    $1,335,602
Administration fees.................       286,202
Distribution fees--Class A..........        71,300
Distribution fees--Class B..........        57,721
Custodian fees......................        47,698
Fund accounting fees................        63,225
Transfer agent fees.................        63,070
Other...............................       104,477
                                        ----------
  Total expenses before voluntary
    fee reductions..................                    2,029,295
  Expenses voluntarily reduced......                      (35,650)
                                                      -----------
  Net Expenses......................                    1,993,645
                                                      -----------
NET INVESTMENT INCOME...............                       62,592
                                                      -----------
REALIZED/UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain from investment
  transactions......................                   19,408,209
Change in unrealized appreciation
  from investments..................                    7,584,907
                                                      -----------
Net realized/unrealized gain from
  investments.......................                   26,993,116
                                                      -----------
Change in net assets resulting from
  operations........................                  $27,055,708
                                                      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
LARGE CAP EQUITY FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED APRIL 30,
                                                                ----------------------------
                                                                    2000            1999
                                                                ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................    $     62,592    $    721,258
  Net realized gains from investment transactions...........      19,408,209       7,713,037
  Change in unrealized appreciation from investments........       7,584,907      13,359,563
                                                                ------------    ------------
Change in net assets resulting from operations..............      27,055,708      21,793,858
                                                                ------------    ------------
DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................          (1,740)        (13,064)
  In excess of net investment income........................          (2,818)             --
  From net realized gains from investment transactions......        (274,175)       (127,442)
DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net investment income................................              --         (11,602)
  From net realized gains from investment transactions......        (116,388)       (216,872)
DIVIDENDS TO CLASS C SHAREHOLDERS:
  From net investment income................................         (81,818)       (704,359)
  In excess of net investment income........................        (132,509)             --
  From net realized gains from investment transactions......      (3,024,952)     (7,078,053)
                                                                ------------    ------------
Change in net assets from shareholder dividends.............      (3,634,400)     (8,151,392)
                                                                ------------    ------------
Change in net assets from capital transactions..............      51,153,334      63,961,637
                                                                ------------    ------------
Change in net assets........................................      74,574,642      77,604,103
NET ASSETS:
  Beginning of period.......................................     146,329,543      68,725,440
                                                                ------------    ------------
  End of period.............................................    $220,904,185    $146,329,543
                                                                ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
LARGE CAP EQUITY FUND
Selected data for a share outstanding throughout the period indicated
  FINANCIAL HIGHLIGHTS, CLASS A

                                                                                                       FOR THE
                                                                  FOR THE YEAR ENDED APRIL 30,      PERIOD ENDED
                                                                --------------------------------      APRIL 30,
                                                                  2000        1999        1998        1997 (A)
                                                                --------    --------    --------    -------------
Net Asset Value, Beginning of Period........................    $ 13.81      $12.60      $10.91        $10.00
                                                                -------      ------      ------        ------
Investment Activities
  Net investment income (loss)..............................      (0.02)       0.10        0.26          0.14
  Net realized and unrealized gains from investments........       2.03        2.19        2.90          0.93
                                                                -------      ------      ------        ------
  Total from Investment Activities..........................       2.01        2.29        3.16          1.07
                                                                -------      ------      ------        ------
Dividends
  Net investment income.....................................         --       (0.10)      (0.26)        (0.14)
  In excess of net investment income........................      (0.01)         --          --            --
  Net realized gains........................................      (0.25)      (0.98)      (1.21)        (0.02)
                                                                -------      ------      ------        ------
  Total Dividends...........................................      (0.26)      (1.08)      (1.47)        (0.16)
                                                                -------      ------      ------        ------
Net Asset Value, End of Period..............................    $ 15.56      $13.81      $12.60        $10.91
                                                                =======      ======      ======        ======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................      14.63%      19.58%      30.36%        10.69%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................    $19,044      $2,335      $1,490        $  338
Ratio of expenses to average net assets.....................       1.25%       1.14%       0.90%         0.99%(b)
Ratio of net investment income (loss) to average net
  assets....................................................      (0.22%)      0.72%       2.05%         2.15%(b)
Ratio of expenses to average net assets*....................       1.50%       1.51%       1.55%         1.65%(b)
Portfolio turnover rate**...................................         63%        114%         39%           24%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF
                        SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO
                        WOULD HAVE BEEN AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   FOR THE PERIOD FROM OCTOBER 1, 1996 (COMMENCEMENT OF
                        OPERATIONS) TO APRIL 30, 1997.
                  (b)   ANNUALIZED.
                  (c)   NOT ANNUALIZED.

  FINANCIAL HIGHLIGHTS, CLASS B

                                                                                                           FOR THE
                                                                    FOR THE YEAR ENDED APRIL 30,        PERIOD ENDED
                                                                ------------------------------------      APRIL 30,
                                                                  2000          1999          1998        1997 (A)
                                                                --------      --------      --------    -------------
Net Asset Value, Beginning of Period........................     $13.70        $12.55        $10.88        $10.00
                                                                 ------        ------        ------        ------
Investment Activities
  Net investment income (loss)..............................      (0.11)        (0.01)         0.17          0.11
  Net realized and unrealized gains from investments........       1.98          2.20          2.88          0.90
                                                                 ------        ------        ------        ------
  Total from Investment Activities..........................       1.87          2.19          3.05          1.01
                                                                 ------        ------        ------        ------
Dividends
  Net investment income.....................................         --         (0.06)        (0.17)        (0.11)
  Net realized gains........................................      (0.25)        (0.98)        (1.21)        (0.02)
                                                                 ------        ------        ------        ------
  Total Dividends...........................................      (0.25)        (1.04)        (1.38)        (0.13)
                                                                 ------        ------        ------        ------
Net Asset Value, End of Period..............................     $15.32        $13.70        $12.55        $10.88
                                                                 ======        ======        ======        ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      13.72%        18.76%        29.39%        10.15%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................     $7,703        $4,138        $2,182        $  427
Ratio of expenses to average net assets.....................       2.00%         1.90%         1.64%         1.71%(b)
Ratio of net investment income (loss) to average net
  assets....................................................      (0.94%)       (0.09%)        1.30%         1.52%(b)
Ratio of expenses to average net assets*....................           (d)       2.01%         2.05%         2.12%(b)
Portfolio turnover rate**...................................         63%          114%           39%           24%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF
                        SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO
                        WOULD HAVE BEEN AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   FOR THE PERIOD FROM OCTOBER 1, 1996 (COMMENCEMENT OF
                        OPERATIONS) TO APRIL 30, 1997.
                  (b)   ANNUALIZED.
                  (c)   NOT ANNUALIZED.
                  (d)   THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.

                                   CONTINUED

CENTURA FUNDS, INC.
LARGE CAP EQUITY FUND
Selected data for a share outstanding throughout the period indicated

  FINANCIAL HIGHLIGHTS, CLASS C

                                                                                                         FOR THE
                                                                   FOR THE YEAR ENDED APRIL 30,       PERIOD ENDED
                                                                ----------------------------------      APRIL 30,
                                                                  2000         1999         1998        1997 (A)
                                                                ---------    ---------    --------    -------------
Net Asset Value, Beginning of Period........................    $  13.80     $  12.58     $ 10.89        $ 10.00
                                                                --------     --------     -------        -------
Investment Activities
  Net investment income.....................................        0.01         0.12        0.29           0.15
  Net realized and unrealized gains from investments........        2.03         2.21        2.89           0.91
                                                                --------     --------     -------        -------
  Total from Investment Activities..........................        2.04         2.33        3.18           1.06
                                                                --------     --------     -------        -------
Dividends
  Net investment income.....................................       (0.01)       (0.13)      (0.28)         (0.15)
  In excess of net investment income........................       (0.01)          --          --             --
  Net realized gains........................................       (0.25)       (0.98)      (1.21)         (0.02)
                                                                --------     --------     -------        -------
  Total Dividends...........................................       (0.27)       (1.11)      (1.49)         (0.17)
                                                                --------     --------     -------        -------
Net Asset Value, End of Period..............................    $  15.57     $  13.80     $ 12.58        $ 10.89
                                                                ========     ========     =======        =======
TOTAL RETURN................................................       14.88%       19.94%      30.72%         10.65%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................    $194,157     $139,857     $65,053        $52,486
Ratio of expenses to average net assets.....................        1.00%        0.92%       0.67%          0.75%(b)
Ratio of net investment income to average net assets........        0.09%        0.82%       2.37%          2.45%(b)
Ratio of expenses to average net assets*....................            (d)      1.02%       1.08%          1.17%(b)
Portfolio turnover rate**...................................          63%         114%         39%            24%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF
                        SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO
                        WOULD HAVE BEEN AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   FOR THE PERIOD FROM OCTOBER 1, 1996 (COMMENCEMENT OF
                        OPERATIONS) TO APRIL 30, 1997.
                  (b)   ANNUALIZED.
                  (c)   NOT ANNUALIZED.
                  (d)   THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
AS OF APRIL 30, 2000

                              MID CAP EQUITY FUND
                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         CLASS A     CLASS A WITH LOAD (RETURN REFLECTS
       without Load        maximum sales load of 4.50%)  S&P MidCap 400
12/90       $10,000                              $9,550         $10,000
12/91       $13,032                             $12,439         $15,010
12/92       $15,060                             $14,374         $16,798
12/93       $17,717                             $16,911         $19,143
12/94       $16,422                             $15,690         $18,459
12/95       $21,853                             $20,859         $24,171
12/96       $27,096                             $25,862         $28,812
12/97       $34,691                             $33,130         $38,106
12/98       $41,469                             $39,581         $45,390
4/99        $40,858                             $38,998         $45,845
12/99       $45,898                             $43,809         $52,073
4/00        $49,500                             $47,246         $56,630

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       21.15%  15.72%  23.50%
5 YEAR                       21.97%  20.86%  22.64%
SINCE INCEPTION              18.70%  18.11%  20.42%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        CLASS B WITH LOAD (RETURN REFLECTS THE
            Class B  appropriate contingent deferred sales charge          S&P
       without Load       (maximum deferred sales load is 5.00%))  MidCap 400*
12/90       $10,000                                        $9,500      $10,000
12/91       $12,982                                       $12,482      $15,010
12/92       $14,941                                       $14,541      $16,798
12/93       $17,521                                       $17,221      $19,143
12/94       $15,984                                       $15,784      $18,459
12/95       $21,288                                       $21,188      $24,171
12/96       $26,232                                       $26,232      $28,812
12/97       $33,056                                       $33,056      $38,106
12/98       $39,572                                       $39,572      $45,390
4/99        $38,896                                       $38,896      $45,845
12/99       $43,460                                       $43,460      $52,073
4/00        $46,796                                       $46,796      $56,630

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       20.31%  15.81%  23.50%
5 YEAR                       21.11%  21.01%  22.64%
SINCE INCEPTION              17.99%  17.99%  20.42%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       CLASS C (NO LOAD)  S&P MIDCAP 400*
12/90            $10,000          $10,000
12/91            $13,102          $15,010
12/92            $15,217          $16,798
12/93            $17,990          $19,143
12/94            $16,546          $18,459
12/95            $22,259          $24,171
12/96            $27,680          $28,812
12/97            $35,176          $38,106
12/98            $42,601          $45,390
4/99             $42,010          $45,845
12/99            $47,318          $52,073
4/00             $51,113          $56,630

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       21.67%  23.50%
5 YEAR                       22.32%  22.64%
SINCE INCEPTION              19.11%  20.42%

Each chart represents a historical investment of $10,000 in the Centura Mid Cap Equity Fund from 12/90 to 4/00, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

- The S&P MIDCAP 400 is an unmanaged index generally representative of the domestically traded common stocks of mid-size companies.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Mid Cap Equity Fund (formerly Equity Growth Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.25%, 2.00% and 1.00% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
MID CAP EQUITY FUND                                               APRIL 30, 2000

COMMON STOCKS (91.5%)
                                       SHARES OR
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
AUTO PARTS (1.1%)
Lear Corp. (b)....................         16,000     $    479,000
Meritor Automotive, Inc...........         25,000          375,000
SPX Corp. (b).....................          5,000          549,375
                                                      ------------
                                                         1,403,375
                                                      ------------
BANKING & FINANCIAL SERVICES (8.0%)
Astoria Financial Corp............         17,000          468,563
Charter One Financial, Inc........         41,300          838,906
City National Corp................         18,000          662,625
Compass Bancshares, Inc...........         36,000          666,000
Dime Bancorp, Inc.................         40,000          750,000
E*Trade Group, Inc. (b)...........         35,000          752,500
First Security Corp...............         42,000          593,250
First Tennessee National Corp.....         27,000          513,000
Greenpoint Financial Corp.........         25,000          465,625
Marshall & Ilsley Corp............         25,000        1,159,374
Mercantile Bankshares Corp........         22,000          627,000
North Fork Bancorp, Inc...........         29,000          469,438
Provident Financial Group, Inc....         14,000          410,375
Sovereign Bancorp, Inc............         50,000          343,750
TCF Financial Corp................         29,000          677,875
Wilmington Trust Corp.............         14,000          645,750
Zions Bancorp.....................         13,000          539,500
                                                      ------------
                                                        10,583,531
                                                      ------------
BUILDING & CONSTRUCTION (0.4%)
Clayton Homes, Inc................         50,000          475,000
                                                      ------------
BUILDING PRODUCTS (1.7%)
American Standard Cos., Inc.
  (b).............................         18,000          738,000
Martin Marietta Materials, Inc....         15,000          795,000
Southdown, Inc....................         13,000          755,625
                                                      ------------
                                                         2,288,625
                                                      ------------
BUSINESS EQUIPMENT & SERVICES (1.1%)
Comdisco, Inc.....................         25,500          792,093
Manpower, Inc.....................         19,000          670,938
                                                      ------------
                                                         1,463,031
                                                      ------------
CHEMICALS (1.6%)
Airgas, Inc. (b)..................         30,000          176,250
Cabot Corp........................         30,000          810,000
Cytec Industries, Inc. (b)........         20,000          602,500
Imperial Chemical Industries PLC,
  ADR.............................         15,000          521,250
                                                      ------------
                                                         2,110,000
                                                      ------------
COMMERCIAL SERVICES (1.5%)
ACNielsen Corp. (b)...............         18,000          415,125
Convergys Corp. (b)...............         35,000        1,540,000
                                                      ------------
                                                         1,955,125
                                                      ------------
COMPUTER INDUSTRY (13.7%)
Comverse Technology, Inc. (b).....         14,000        1,248,625
Electronic Arts, Inc. (b).........         15,000          907,500
Fiserv, Inc. (b)..................         22,500        1,033,594
COMMON STOCKS, CONTINUED:
                                       SHARES OR
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
Intuit, Inc. (b)..................         28,000     $  1,006,250
QLogic Corp. (b)..................         10,000        1,003,125
Rational Software Corp. (b).......         17,000        1,447,125
Siebel Systems, Inc. (b)..........         34,000        4,177,749
Symantec Corp. (b)................          5,000          312,188
Synopsys, Inc. (b)................         17,000          714,000
VERITAS Software Corp. (b)........         58,500        6,275,952
                                                      ------------
                                                        18,126,108
                                                      ------------
CONSUMER GOODS AND SERVICES (0.6%)
Jones Apparel Group, Inc. (b).....         25,000          742,188
                                                      ------------
DIVERSIFIED OPERATIONS (1.0%)
Teleflex, Inc.....................         15,000          518,438
Viad Corp.........................         31,000          786,625
                                                      ------------
                                                         1,305,063
                                                      ------------
DRUGS (2.8%)
Forest Laboratories, Inc.--
  Class A (b).....................         15,000        1,260,938
Medimmune, Inc. (b)...............         15,000        2,399,062
                                                      ------------
                                                         3,660,000
                                                      ------------
ELECTRONIC COMPONENTS/INSTRUMENTS (17.8%)
Altera Corp. (b)..................         38,000        3,885,499
American Power Conversion
  Corp. (b).......................         18,000          635,625
Arrow Electronics, Inc. (b).......         24,000        1,051,500
Hubbell, Inc.--Class B............         15,000          390,938
Integrated Device Technology,
  Inc. (b)........................         17,000          817,063
Jabil Circuit, Inc. (b)...........         28,000        1,146,250
Linear Technology Corp............         55,000        3,141,875
Maxim Integrated Products, Inc.
  (b).............................         50,000        3,240,624
Novellus Systems, Inc. (b)........         18,000        1,200,375
Sanmina Corp. (b).................         20,000        1,201,250
SCI Systems, Inc. (b).............         34,000        1,810,500
Symbol Technologies, Inc..........          6,075          338,681
Teradyne, Inc. (b)................         15,000        1,650,000
TriQuint Semiconductor, Inc.
  (b).............................          3,000          308,438
Vitesse Semiconductor Corp. (b)...         30,000        2,041,875
Waters Corp. (b)..................          9,000          855,000
                                                      ------------
                                                        23,715,493
                                                      ------------
ENERGY (5.0%)
Diamond Offshore Drilling, Inc....         12,000          483,750
Grant Prideco, Inc. (b)...........         20,000          385,000
Murphy Oil Corp...................         13,000          767,000
Nabors Industries, Inc. (b).......         25,000          985,938
Ocean Energy, Inc. (b)............         40,000          517,500
Questar Corp......................         28,000          526,750
Repsol-YPF SA, ADR................         30,000          618,750
Santa Fe Snyder Corp. (b).........         55,000          505,313
Smith International, Inc. (b).....         14,000        1,063,999
Weatherford International, Inc.
  (b).............................         20,000          812,500
                                                      ------------
                                                         6,666,500
                                                      ------------

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
MID CAP EQUITY FUND                                               APRIL 30, 2000

COMMON STOCKS, CONTINUED:
                                       SHARES OR
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
ENGINEERING (0.3%)
Jacobs Engineering Group, Inc.
  (b).............................         11,000     $    344,438
                                                      ------------
FOOD AND BEVERAGES (2.7%)
Dean Foods Co.....................         10,000          245,000
Flowers Industries, Inc...........         35,000          533,750
Hershey Foods Corp................         15,000          680,625
Hormel Foods Corp.................         40,000          610,000
Nabisco Holdings Corp.--Class A...         23,000          863,937
Tyson Foods, Inc..................         22,900          239,019
Whitman Corp......................         30,000          343,125
                                                      ------------
                                                         3,515,456
                                                      ------------
HEALTH CARE (5.9%)
Chiron Corp. (b)..................         38,000        1,719,500
DENTSPLY International, Inc.......         20,000          581,250
Genzyme Corp. (b).................         16,000          781,000
Gilead Sciences, Inc. (b).........         10,000          541,875
Lincare Holdings, Inc. (b)........         15,000          457,500
Millennium Pharmaceuticals, Inc.
  (b).............................         16,000        1,270,000
Stryker Corp......................         20,000        1,440,000
Sybron International Corp. (b)....         35,000        1,089,375
                                                      ------------
                                                         7,880,500
                                                      ------------
HOME FURNISHINGS (0.3%)
Furniture Brands International,
  Inc. (b)........................         23,000          429,813
                                                      ------------
INDUSTRIAL (1.6%)
Industrial Select Sector SPDR
  Fund............................         70,000        2,073,750
                                                      ------------
INSURANCE (1.6%)
American Municipal Bond Assurance
  Corp............................         19,000          912,000
Protective Life Corp..............         18,000          428,625
ReliaStar Financial Corp..........         19,000          818,188
                                                      ------------
                                                         2,158,813
                                                      ------------
LEISURE (0.3%)
International Game Technology.....         13,825          336,984
                                                      ------------
MEDIA (4.1%)
Belo (A.H.) Corp.--Class A........         35,000          584,063
Hispanic Broadcasting Corp.--
  Class A (b).....................          8,000          808,500
Houghton Mifflin Co...............         10,000          415,625
Media General, Inc.--Class A......         10,000          491,875
Univision Communications, Inc.
  (b).............................         22,000        2,403,500
Washington Post Co................          1,532          747,616
                                                      ------------
                                                         5,451,179
                                                      ------------
METALS (0.5%)
AK Steel Holding Corp.............         37,000          409,313
Carpenter Technology Corp.........         14,000          280,875
                                                      ------------
                                                           690,188
                                                      ------------
COMMON STOCKS, CONTINUED:
                                       SHARES OR
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------

PAPER PRODUCTS (0.9%)
Bowater, Inc......................         12,000     $    660,000
Georgia-Pacific Timber Group......         25,000          579,688
                                                      ------------
                                                         1,239,688
                                                      ------------
POLLUTION CONTROL (0.4%)
Donaldson Co., Inc................         22,000          511,500
                                                      ------------
RESTAURANTS (1.0%)
Starbucks Corp. (b)...............         45,000        1,360,547
                                                      ------------
RETAIL (2.7%)
Barnes & Noble, Inc. (b)..........         12,000          222,000
BJ's Wholesale Club, Inc. (b).....         15,000          531,563
Dollar Tree Stores, Inc. (b)......         22,000        1,273,249
Family Dollar Stores, Inc.........         35,000          667,188
Tiffany & Co......................         10,000          726,875
Warnaco Group, Inc.--Class A......         20,000          212,500
                                                      ------------
                                                         3,633,375
                                                      ------------
TELECOMMUNICATIONS (2.3%)
Broadwing, Inc....................         35,000          990,938
Telephone and Data Systems,
  Inc.............................         20,000        2,040,000
                                                      ------------
                                                         3,030,938
                                                      ------------
TEXTILES & TOOLS (1.3%)
Cintas Corp.......................         30,000        1,188,750
Shaw Industries, Inc..............         35,000          553,438
                                                      ------------
                                                         1,742,188
                                                      ------------
TRANSPORTATION & SHIPPING (0.9%)
Cyclical/Transportation Select
  Sector SPDR Fund................         25,000          716,406
GATX Corp.........................         14,000          500,500
                                                      ------------
                                                         1,216,906
                                                      ------------
UTILITIES (8.4%)
American Water Works Co, Inc......         20,000          453,750
Energy East Corp..................         35,000          730,625
IDACORP, Inc......................         23,000          848,125
IPALCO Enterprise, Inc............         39,000          797,063
LG&E Energy Corp..................         35,000          815,938
National Fuel Gas Co..............         10,000          474,375
NiSource, Inc.....................         50,000          925,000
Northeast Utilities...............         52,000        1,117,999
OGE Energy Corp...................         45,000          891,563
Sierra Pacific Resources..........         44,000          665,500
St. Joseph Light & Power Co.......         25,000          523,438
TECO Energy, Inc..................         45,000          984,374
Vectren Corp. (b).................          6,665          134,133
Washington Gas Light Co...........         27,000          691,875
Wisconsin Energy Corp.............         50,000        1,068,749
                                                        11,122,507
                                                      ------------
TOTAL COMMON STOCKS (Cost $89,388,598)............     121,232,809
                                                      ------------

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
MID CAP EQUITY FUND                                               APRIL 30, 2000

U.S. GOVERNMENT AGENCY MORTGAGES (1.5%)
                                       SHARES OR
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
FEDERAL HOME LOAN BANK (1.5%)
6.02%, 6/13/00....................    $ 2,000,000     $  1,985,284
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES
  (Cost $1,985,643)...............................       1,985,284
                                                      ------------

INVESTMENT COMPANIES (6.7%)
Centura Money Market Fund.........      2,000,000        2,000,000
Goldman Sachs Financial Square
  Prime Money Market Fund.........        553,070          553,070
Nasdaq 100 Share Index (b)........         14,000        1,319,500
Provident Institutional Temporary
  Investment Fund.................        553,070          553,070
S&P Mid Cap 400 Depositary
  Receipt.........................         50,000        4,409,374
                                                      ------------
TOTAL INVESTMENT COMPANIES
  (Cost $8,218,979)...............................       8,835,014
                                                      ------------
TOTAL INVESTMENTS
  (Cost $99,593,220)(a) -- 99.7%..................     132,053,107
Other assets in excess of liabilities -- 0.3%.....         434,689
                                                      ------------
NET ASSETS -- 100.0%                                  $132,487,796
                                                      ============

---------

                  (a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...  $               38,552,871
Unrealized depreciation...                  (6,092,984)
                            --------------------------
Net unrealized
  appreciation............  $               32,459,887
                            ==========================

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

SA -- Sociedad Anonimal (Spanish Corporation)

PLC -- Public Limited Company

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MID CAP EQUITY FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 2000

ASSETS:
Investments, at value (cost
  $99,593,220).......................                $132,053,107
Cash.................................                     606,480
Interest and dividends receivable....                     123,725
Receivable for capital shares
  issued.............................                     150,058
Prepaid expenses.....................                       9,731
                                                     ------------
  TOTAL ASSETS.......................                 132,943,101
LIABILITIES:
Payable for capital shares
  redeemed...........................    $373,068
Accrued expenses and other payables:
  Investment advisory fees...........      14,907
  Administration fees................       3,194
  Distribution fees..................      19,860
  Other..............................      44,276
                                         --------
  TOTAL LIABILITIES..................                     455,305
                                                     ------------
NET ASSETS:
Capital..............................                  88,673,989
Accumulated net realized gain from
  investment transactions............                  11,353,920
Net unrealized appreciation from
  investments........................                  32,459,887
                                                     ------------
NET ASSETS...........................                $132,487,796
                                                     ============
Class A
  Net Assets.........................                $ 30,373,998
  Shares.............................                   2,166,361
  Redemption price per share.........                $      14.02
                                                     ============
Maximum Sales Charge--Class A........                        4.50%
  Maimum Offering Price per share
    (100%/(100%-Maximum Sales Charge)
    of net asset value adjusted to
    the nearest cent)................                $      14.68
                                                     ============
Class B
  Net Assets.........................                $ 17,208,705
  Shares.............................                   1,277,428
  Offering price per share*..........                $      13.47
                                                     ============
Class C
  Net Assets.........................                $ 84,905,093
  Shares.............................                   6,003,974
  Offering and redemption price per
    share............................                $      14.14
                                                     ============

---------

                    *   Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME:
Interest income.......................                $    14,206
Dividend income.......................                  1,585,277
                                                      -----------
  TOTAL INCOME........................                  1,599,483
EXPENSES:
Investment advisory fees..............    $966,319
Administration fees...................     207,073
Distribution fees--Class A............     143,468
Distribution fees--Class B............     177,981
Custodian fees........................      34,503
Fund accounting fees..................      48,881
Transfer agent fees...................     120,721
Other.................................      84,841
                                          --------
  Total expenses before voluntary fee
    reductions........................                  1,783,787
  Expenses voluntarily reduced........                    (71,734)
                                                      -----------
  Net Expenses........................                  1,712,053
                                                      -----------
NET INVESTMENT LOSS...................                   (112,570)
                                                      -----------
REALIZED/UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain from investment
  transactions........................                 13,802,192
Change in unrealized appreciation from
  investments.........................                 12,647,952
                                                      -----------
Net realized/unrealized gain from
  investments.........................                 26,450,144
                                                      -----------
Change in net assets resulting from
  operations..........................                $26,337,574
                                                      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MID CAP EQUITY FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED APRIL 30,
                                                                ----------------------------
                                                                    2000            1999
                                                                ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income (loss)..............................    $   (112,570)   $    640,075
  Net realized gains from investment transactions...........      13,802,192      50,106,956
  Change in unrealized appreciation (depreciation) from
    investments.............................................      12,647,952     (39,184,235)
                                                                ------------    ------------
Change in net assets resulting from operations..............      26,337,574      11,562,796
                                                                ------------    ------------
DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................              --         (33,754)
  From net realized gains from investment transactions......      (7,307,959)     (1,648,360)
DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net investment income................................              --          (7,844)
  From net realized gains from investment transactions......      (4,088,244)     (2,269,176)
DIVIDENDS TO CLASS C SHAREHOLDERS:
  From net investment income................................              --        (629,028)
  In excess of net investment income........................         (18,186)             --
  From net realized gains from investment transactions......     (18,915,799)    (18,498,984)
                                                                ------------    ------------
Change in net assets from shareholder dividends.............     (30,330,188)    (23,087,146)
                                                                ------------    ------------
Change in net assets from capital transactions..............     (35,719,712)    (28,294,520)
                                                                ------------    ------------
Change in net assets........................................     (39,712,326)    (39,818,870)
NET ASSETS:
  Beginning of year.........................................     172,200,122     212,018,992
                                                                ------------    ------------
  End of year...............................................    $132,487,796    $172,200,122
                                                                ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MID CAP EQUITY FUND
Selected data for a share outstanding throughout the period indicated
  FINANCIAL HIGHLIGHTS, CLASS A

                                                                              FOR THE YEAR ENDED APRIL 30,
                                                                --------------------------------------------------------
                                                                  2000        1999        1998        1997        1996
                                                                --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period........................    $ 15.33     $ 16.14     $ 15.33      $14.31      $10.70
                                                                -------     -------     -------      ------      ------
Investment Activities
  Net investment income (loss)..............................      (0.02)       0.03        0.05        0.06        0.03
  Net realized and unrealized gain from investments.........       2.69        1.15        4.92        1.58        3.67
                                                                -------     -------     -------      ------      ------
  Total from Investment Activities..........................       2.67        1.18        4.97        1.64        3.70
                                                                -------     -------     -------      ------      ------
Dividends
  Net investment income.....................................         --       (0.04)      (0.05)      (0.06)      (0.05)
  Net realized gain.........................................      (3.98)      (1.95)      (4.11)      (0.56)      (0.04)
                                                                -------     -------     -------      ------      ------
  Total Dividends...........................................      (3.98)      (1.99)      (4.16)      (0.62)      (0.09)
                                                                -------     -------     -------      ------      ------
Net Asset Value, End of Period..............................    $ 14.02     $ 15.33     $ 16.14      $15.33      $14.31
                                                                =======     =======     =======      ======      ======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................      21.15%       8.59%      36.55%      11.55%      34.72%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................    $30,374     $14,034     $13,935      $8,501      $5,740
Ratio of expenses to average net assets.....................       1.31%       1.28%       1.23%       1.30%       1.26%
Ratio of net investment income (loss) to average net
  assets....................................................      (0.17%)      0.20%       0.31%       0.42%       0.27%
Ratio of expenses to average net assets*....................       1.56%       1.53%       1.48%       1.55%           (a)
Portfolio turnover rate**...................................         61%        142%         49%         67%         46%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF
                        SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO
                        WOULD HAVE BEEN AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.

  FINANCIAL HIGHLIGHTS, CLASS B

                                                                              FOR THE YEAR ENDED APRIL 30,
                                                                --------------------------------------------------------
                                                                  2000        1999        1998        1997        1996
                                                                --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period........................    $ 14.97     $ 15.88     $ 15.20      $14.24      $10.69
                                                                -------     -------     -------      ------      ------
Investment Activities
  Net investment loss.......................................      (0.13)      (0.07)      (0.05)      (0.04)      (0.06)
  Net realized and unrealized gain from investments.........       2.61        1.12        4.84        1.57        3.65
                                                                -------     -------     -------      ------      ------
  Total from Investment Activities..........................       2.48        1.05        4.79        1.53        3.59
                                                                -------     -------     -------      ------      ------
Dividends
  Net investment loss.......................................         --       (0.01)         --       (0.01)         --
  Net realized gain.........................................      (3.98)      (1.95)      (4.11)      (0.56)      (0.04)
                                                                -------     -------     -------      ------      ------
  Total Dividends...........................................      (3.98)      (1.96)      (4.11)      (0.57)      (0.04)
                                                                -------     -------     -------      ------      ------
Net Asset Value, End of Period..............................    $ 13.47     $ 14.97     $ 15.88      $15.20      $14.24
                                                                =======     =======     =======      ======      ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      20.31%       7.83%      35.55%      10.78%      33.73%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................    $17,209     $19,269     $18,225      $9,761      $6,194
Ratio of expenses to average net assets.....................       2.06%       2.04%       1.98%       2.05%       2.02%
Ratio of net investment loss to average net assets..........      (0.90%)     (0.55%)     (0.43%)     (0.33%)     (0.48%)
Portfolio turnover rate**...................................         61%        142%         49%         67%         46%

                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.

                                   CONTINUED

CENTURA FUNDS, INC.
MID CAP EQUITY FUND
Selected data for a share outstanding throughout the period indicated

  FINANCIAL HIGHLIGHTS, CLASS C

                                                                                FOR THE YEAR ENDED APRIL 30,
                                                                ------------------------------------------------------------
                                                                  2000        1999         1998         1997         1996
                                                                --------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period........................    $ 15.37     $  16.16     $  15.33     $  14.31     $  10.70
                                                                -------     --------     --------     --------     --------
Investment Activities
  Net investment income.....................................       0.01         0.07         0.09         0.09         0.07
  Net realized and unrealized gain from investments.........       2.74         1.15         4.94         1.58         3.65
                                                                -------     --------     --------     --------     --------
  Total from Investment Activities..........................       2.75         1.22         5.03         1.67         3.72
                                                                -------     --------     --------     --------     --------
Dividends
  Net investment income.....................................         --        (0.06)       (0.09)       (0.09)       (0.07)
  In excess of net investment income........................         (a)          --           --           --           --
  Net realized gain.........................................      (3.98)       (1.95)       (4.11)       (0.56)       (0.04)
                                                                -------     --------     --------     --------     --------
  Total Dividends...........................................      (3.98)       (2.01)       (4.20)       (0.65)       (0.11)
                                                                -------     --------     --------     --------     --------
Net Asset Value, End of Period..............................    $ 14.14     $  15.37     $  16.16     $  15.33     $  14.31
                                                                =======     ========     ========     ========     ========
TOTAL RETURN................................................      21.67%        8.93%       36.89%       11.82%       34.97%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................    $84,905     $138,897     $179,859     $147,213     $133,714
Ratio of expenses to average net assets.....................       1.06%        1.03%        1.00%        1.05%        1.04%
Ratio of net investment income to average net assets........       0.10%        0.46%        0.56%        0.67%        0.55%
Portfolio turnover rate**...................................         61%         142%          49%          67%          46%

                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   LESS THAN $0.01 PER SHARE.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
AS OF APRIL 30, 2000

                             SMALL CAP EQUITY FUND
                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        CLASS A WITH LOAD
            Class A  (Return reflects maximum  Russell 2000  S&P SmallCap
       without Load      sales load of 4.50%)        Index*          600*
1/95        $10,000                    $9,550       $10,000       $10,000
12/95       $12,048                   $11,449       $12,844       $12,996
12/96       $14,755                   $14,083       $14,963       $15,767
12/97       $19,426                   $18,542       $18,308       $19,801
12/98       $21,155                   $20,192       $17,842       $19,543
4/99        $20,730                   $19,787       $18,386       $18,960
12/99       $23,358                   $22,295       $21,635       $21,967
4/00        $24,870                   $23,738       $21,773       $22,846

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       19.97%  14.55%  18.42%  20.50%
5 YEAR                       18.19%  17.11%  15.28%  16.37%
SINCE INCEPTION              18.66%  17.62%  15.71%  16.76%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        CLASS B WITH LOAD (RETURN REFLECTS THE
            Class B  appropriate contingent deferred sales charge  Russell 2000  S&P SmallCap
       without Load       (maximum deferred sales load is 5.00%))        Index*          600*
1/95        $10,000                                        $9,500       $10,000       $10,000
12/95       $11,997                                       $11,497       $12,844       $12,996
12/96       $14,619                                       $14,219       $14,963       $15,767
12/97       $19,108                                       $18,808       $18,308       $19,801
12/98       $20,645                                       $20,445       $17,842       $19,543
4/99        $20,177                                       $20,077       $18,386       $18,960
12/99       $22,626                                       $22,626       $21,635       $21,967
4/00        $24,028                                       $24,028       $21,773       $22,846

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       19.09%  14.22%  18.42%  20.50%
5 YEAR                       17.39%  17.29%  15.28%  16.37%
SINCE INCEPTION              17.89%  17.89%  15.71%  16.76%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       CLASS C (NO LOAD)  RUSSELL 2000 INDEX*  S&P SMALLCAP 600*
1/95             $10,000              $10,000            $10,000
12/95            $12,099              $12,844            $12,996
12/96            $14,894              $14,963            $15,767
12/97            $19,656              $18,308            $19,801
12/98            $21,456              $17,842            $19,543
4/99             $21,043              $18,386            $18,960
12/99            $23,752              $21,635            $21,967
4/00             $25,302              $21,773            $22,846

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       20.24%  18.42%  20.50%
5 YEAR                       18.57%  15.28%  16.37%
SINCE INCEPTION              19.04%  15.71%  16.76%

Each chart represents a historical investment of $10,000 in the Centura Small Cap Equity Fund from 1/95 to 4/00, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

- The S&P SMALLCAP 600 INDEX is an unmanaged index generally representative of the domestic stock market of small-sized companies. The RUSSELL 2000 INDEX is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small-to mid-size companies.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced greater-than-average market volatility.

The inception date for performance purposes is January 1, 1995. The quoted performance of the Centura Small Cap Equity Fund (formerly Southeast Equity
Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on May 2, 1997. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.50%, 2.25% and 1.25% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
SMALL CAP EQUITY FUND                                             APRIL 30, 2000

COMMON STOCKS (95.8%)
                                                         MARKET
                                         SHARES           VALUE
                                      ------------    -------------
ADVERTISING (2.0%)
Snyder Communications, Inc. (b)...         10,000     $    237,500
True North Communications, Inc....         10,000          411,875
                                                      ------------
                                                           649,375
                                                      ------------
AIRLINES (0.8%)
SkyWest, Inc......................          6,000          252,750
                                                      ------------
APPAREL (0.2%)
Wolverine World Wide, Inc.........          5,000           60,000
                                                      ------------
AUTO PARTS (0.4%)
Tower Automotive, Inc. (b)........          9,000          140,625
                                                      ------------
BANKING & FINANCIAL SERVICES (9.9%)
AmeriCredit Corp. (b).............         15,000          280,313
ChoicePoint, Inc. (b).............          7,000          266,000
Commerce Bancorp, Inc.............          5,000          198,438
Cullen/Frost Bankers, Inc.........         10,000          246,875
Downey Financial Corp.............          6,000          179,250
Eaton Vance Corp..................          7,000          296,187
Morgan Keegan, Inc................         10,000          159,375
National Discount Brokers Group,
  Inc. (b)........................          4,000          116,750
Radian Group, Inc.................          4,000          203,750
Raymond James Financial, Inc......         12,000          241,500
SEI Investment Co.................          3,000          358,124
Silicon Valley Bancshares (b).....          4,000          247,000
U.S. Trust Corp...................          2,500          384,687
                                                      ------------
                                                         3,178,249
                                                      ------------
BUILDING & CONSTRUCTION (1.9%)
Elcor Corp........................          8,000          254,500
Florida Rock Industries, Inc......          4,000          129,500
Simpson Manufacturing Co., Inc.
  (b).............................          5,000          226,250
                                                      ------------
                                                           610,250
                                                      ------------
BUSINESS EQUIPMENT & SERVICES (6.5%)
American Management Systems, Inc.
  (b).............................          8,000          296,000
Brady Corp........................          5,000          146,875
Catalina Marketing Corp. (b)......          4,000          405,000
Copart, Inc. (b)..................         10,000          172,500
Insight Enterprises, Inc. (b).....          8,000          334,500
Jack Henry & Associates, Inc......          8,000          316,000
Pre-Paid Legal Services, Inc.
  (b).............................          8,000          256,000
Profit Recovery Group
  International, Inc. (b).........         10,000          175,625
                                                      ------------
                                                         2,102,500
                                                      ------------
CHEMICALS (1.7%)
Cambrex Corp......................          5,000          205,000
Geon Co...........................          2,000           43,750
MacDermid, Inc....................          5,000          117,188
OM Group, Inc.....................          4,000          184,000
                                                      ------------
                                                           549,938
                                                      ------------
COMMON STOCKS, CONTINUED:
                                                         MARKET
                                         SHARES           VALUE
                                      ------------    -------------
COMMERCIAL SERVICES (2.6%)
CDI Corp. (b).....................          3,000     $     67,500
Interim Services, Inc. (b)........         10,000          171,250
Labor Ready, Inc. (b).............         12,000          108,750
MAXIMUS, Inc. (b).................          5,000          117,813
Plexus Corp. (b)..................          5,000          383,125
                                                      ------------
                                                           848,438
                                                      ------------
COMPUTER INDUSTRY (8.9%)
Apex, Inc. (b)....................          4,000          118,250
BARRA, Inc. (b)...................          5,000          210,625
CIBER, Inc. (b)...................         11,000          198,688
Gerber Scientific, Inc............          8,852          122,822
Harbinger Corp. (b)...............          8,500          160,438
MarchFirst, Inc. (b)..............         15,000          319,687
Mercury Computer Systems, Inc.
  (b).............................          4,000          153,750
MICROS Systems, Inc. (b)..........          4,143          166,756
National Computer Systems, Inc....          7,000          360,062
National Instruments Corp. (b)....          9,424          459,419
Progress Software Corp. (b).......         10,000          200,000
RadiSys Corp. (b).................          3,000          124,125
Remedy Corp. (b)..................          5,000          265,625
                                                      ------------
                                                         2,860,247
                                                      ------------
CONSUMER GOODS AND SERVICES (0.8%)
Tredegar Corp.....................         10,000          258,125
                                                      ------------
DISTRIBUTION/WHOLESALE (0.2%)
Hughes Supply, Inc................          5,000           76,250
                                                      ------------
ELECTRONIC COMPONENTS/INSTRUMENTS (13.8%)
Alpha Industries, Inc. (b)........          4,000          208,000
Black Box Corp. (b)...............          4,500          346,219
Burr-Brown Corp. (b)..............          9,000          613,124
Dallas Semiconductor Corp.........         10,000          429,375
Electro Scientific Industries,
  Inc. (b)........................          5,000          315,313
Harman International Industries,
  Inc.............................          5,000          326,875
International Rectifier Corp.
  (b).............................          8,000          393,000
KEMET Corp. (b)...................          7,000          521,500
Kulicke and Soffa Industries, Inc.
  (b).............................          5,000          391,563
Lattice Semiconductor Corp. (b)...          8,000          538,999
Technitrol, Inc...................          3,000          204,000
Vicor Corp. (b)...................          5,000          130,000
                                                      ------------
                                                         4,417,968
                                                      ------------
ENERGY (4.5%)
Atwood Oceanics, Inc. (b).........          4,000          242,500
Barrett Resources Corp. (b).......          7,000          222,250
Newfield Exploration Co. (b)......          8,000          325,000
Pogo Producing Co.................         12,000          307,500
Vintage Petroleum, Inc............         17,500          347,813
                                                      ------------
                                                         1,445,063
                                                      ------------
FOOD AND BEVERAGES (1.6%)
Canandaigua Brands, Inc.--
  Class A (b).....................          5,000          251,875
Corn Products International,
  Inc.............................          3,000           72,000
Hain Food Group, Inc. (b).........          4,000          107,250

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
SMALL CAP EQUITY FUND                                             APRIL 30, 2000

COMMON STOCKS, CONTINUED:
                                                         MARKET
                                         SHARES           VALUE
                                      ------------    -------------
Smithfield Foods, Inc. (b)........          3,500     $     74,594
                                                      ------------
                                                           505,719
                                                      ------------
HEALTH CARE (14.2%)
Alpharma, Inc.....................          7,000          270,375
Barr Laboratories, Inc. (b).......          7,000          302,313
Bindley Western Industries,
  Inc.............................         10,000          174,375
Bio-Technology General Corp.
  (b).............................         15,000          210,938
Biomatrix, Inc. (b)...............          6,000          114,375
Enzo Biochem, Inc. (b)............          3,000          121,500
IDEC Pharmaceuticals Corp. (b)....          5,000          319,999
IDEXX Laboratories, Inc. (b)......         12,000          314,999
Jones Pharma, Inc.................         10,500          302,531
Liposome Co., Inc. (b)............          8,000          140,000
Medicis Pharmaceutical Corp.
  (b).............................          5,000          218,750
Noven Pharmaceuticals, Inc. (b)...          7,000           82,250
Orthodontic Centers of America,
  Inc. (b)........................         12,000          254,250
Patterson Dental Co. (b)..........          7,000          336,874
Priority Healthcare Corp. (b).....          4,500          249,188
Renal Care Group, Inc. (b)........          9,000          200,813
ResMed, Inc. (b)..................          6,000          204,000
Summit Technology, Inc. (b).......         10,000           88,750
Techne Corp. (b)..................          1,900          135,138
Theragenics Corp. (b).............         15,000          149,063
Universal Health Services, Inc.
  (b).............................          6,000          328,499
                                                      ------------
                                                         4,518,980
                                                      ------------
HOME FURNISHINGS (0.9%)
Ethan Allen Interiors, Inc........          5,000          133,437
La-Z-Boy, Inc.....................          5,000           78,438
Salton, Inc. (b)..................          2,000           85,875
                                                      ------------
                                                           297,750
                                                      ------------
INDUSTRIAL GOODS & SERVICES (1.5%)
Dycom Industries, Inc. (b)........          9,000          468,000
                                                      ------------
INSURANCE (1.2%)
Arthur J. Gallagher & Co..........          4,000          149,000
E.W. Blanch Holdings, Inc.........          2,000           44,500
Hilb, Rogal & Hamilton Co.........          7,000          198,188
                                                      ------------
                                                           391,688
                                                      ------------
LEISURE (1.1%)
Aztar Corp. (b)...................         20,000          238,750
Polaris Industries, Inc...........          4,000          122,500
                                                      ------------
                                                           361,250
                                                      ------------
MACHINERY & EQUIPMENT (2.8%)
Cognex Corp. (b)..................          5,000          284,375
Graco, Inc........................          5,000          169,375
Manitowoc Co., Inc................          7,000          232,313
Roper Industries, Inc.............          7,000          220,500
                                                      ------------
                                                           906,563
                                                      ------------
METALS (1.3%)
Mueller Industries, Inc. (b)......          3,000           98,813
COMMON STOCKS, CONTINUED:
                                                         MARKET
                                         SHARES           VALUE
                                      ------------    -------------
Reliance Steel & Aluminum Co......          5,500     $    126,500
Stillwater Mining Co. (b).........          7,000          196,000
                                                      ------------
                                                           421,313
                                                      ------------
REAL ESTATE (0.2%)
Ryland Group, Inc.................          3,000           60,375
                                                      ------------
RESTAURANTS (0.6%)
CEC Entertainment, Inc. (b).......          2,000           60,000
Ruby Tuesday, Inc.................          6,811          142,605
                                                      ------------
                                                           202,605
                                                      ------------
RETAIL (2.2%)
Fossil, Inc. (b)..................          8,000          166,000
Men's Wearhouse, Inc. (b).........          8,000          171,500
Regis Corp........................          8,000           93,500
Timberland Co. (b)................          4,000          277,500
                                                      ------------
                                                           708,500
                                                      ------------
TECHNOLOGY (6.0%)
C-Cube Microsystems, Inc. (b).....          6,000          385,500
CTS Corp..........................          4,500          283,781
Mercury Interactive Corp. (b).....          8,000          720,000
Xircom, Inc. (b)..................          5,000          197,188
Zebra Technologies Corp.--
  Class A (b).....................          6,000          342,000
                                                      ------------
                                                         1,928,469
                                                      ------------
TELECOMMUNICATIONS-EQUIPMENT (4.5%)
C-COR.net Corp. (b)...............          7,000          273,875
CommScope, Inc. (b)...............          5,000          237,500
Digital Microwave Corp. (b).......         10,000          369,375
Inter-Tel, Inc....................          4,000           81,000
Plantronics, Inc. (b).............          4,000          354,000
TALK.com, Inc. (b)................         12,000          117,000
                                                      ------------
                                                         1,432,750
                                                      ------------
TRANSPORTATION & SHIPPING (1.7%)
Expeditors International of
  Washington, Inc.................          9,300          397,575
USFreightways Corp................          3,000          139,875
                                                      ------------
                                                           537,450
                                                      ------------
UTILITIES (1.8%)
Energen Corp......................         11,000          201,438
New Jersey Resources Corp.........          4,000          161,000
NorthWestern Corp.................          3,000           69,000
Piedmont Natural Gas Co., Inc.....          5,000          141,250
                                                      ------------
                                                           572,688
                                                      ------------
TOTAL COMMON STOCKS (Cost $25,927,575)............      30,763,878
                                                      ------------
INVESTMENT COMPANIES (4.0%)
Centura Money Market Fund.........        184,003          184,003
Goldman Sachs Financial Square
  Prime Money Market Fund.........        544,993          544,993

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
SMALL CAP EQUITY FUND                                             APRIL 30, 2000

COMMON STOCKS, CONTINUED:
                                                         MARKET
                                         SHARES           VALUE
                                      ------------    -------------
Provident Institutional Temporary
  Investment Fund.................        544,993     $    544,993
                                                      ------------
TOTAL INVESTMENT COMPANIES
  (Cost $1,273,989)...............................       1,273,989
                                                      ------------
TOTAL INVESTMENTS
  (Cost $27,201,564)(a) -- 99.8%..................      32,037,867
Other assets in excess of liabilities -- 0.2%.....          66,365
                                                      ------------
NET ASSETS -- 100.0%..............................    $ 32,104,232
                                                      ============

---------

                  (a)   Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the
                        amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately
                        $97,604. Cost for federal tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...  $                6,591,483
Unrealized depreciation...                  (1,852,784)
                            --------------------------
Net unrealized
  appreciation............  $                4,738,699
                            ==========================

                  (b)   Represents non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
SMALL CAP EQUITY FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 2000

ASSETS:
Investments, at value (cost
  $27,201,564)........................                $32,037,867
Interest and dividends receivable.....                      8,569
Receivable for capital shares
  issued..............................                     31,165
Receivable for investments sold.......                    315,000
Deferred organization costs...........                      5,984
Prepaid expenses......................                      7,220
                                                      -----------
  TOTAL ASSETS........................                 32,405,805
LIABILITIES:
Payable to custodian for overdraft....    $ 43,508
Payable for investments purchased.....     202,980
Payable for capital shares redeemed...      24,385
Accrued expenses and other payables:
  Investment advisory fees............       3,588
  Administration fees.................         769
  Distribution fees...................       5,018
  Other...............................      21,325
                                          --------
  TOTAL LIABILITIES...................                    301,573
                                                      -----------
NET ASSETS:
Capital...............................                 26,832,936
Accumulated net realized gain from
  investment transactions.............                    434,993
Net unrealized appreciation from
  investments.........................                  4,836,303
                                                      -----------
NET ASSETS............................                $32,104,232
                                                      ===========
Class A
  Net Assets..........................                $ 6,880,738
  Shares..............................                    550,417
  Redemption price per share..........                $     12.50
                                                      ===========
Maximum Sales Charge--Class A.........                       4.50%
  Maximum Offering Price per share
    (100%/(100%-Maximum Sales Charge)
    of net asset value adjusted to the
    nearest cent).....................                $     13.09
                                                      ===========
Class B
  Net Assets..........................                $ 4,578,238
  Shares..............................                    376,189
  Offering price per share*...........                $     12.17
                                                      ===========
Class C
  Net Assets..........................                $20,645,256
  Shares..............................                  1,641,902
  Offering and redemption price per
    share.............................                $     12.57
                                                      ===========

---------

                    *   Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME:
Interest income........................                $    8,117
Dividend income........................                   229,900
                                                       ----------
  TOTAL INCOME.........................                   238,017
EXPENSES:
Investment advisory fees...............    $244,052
Administration fees....................      52,297
Distribution fees--Class A.............      30,445
Distribution fees--Class B.............      48,410
Custodian fees.........................       8,714
Fund accounting fees...................      36,540
Transfer agent fees....................      41,335
Other..................................      37,352
                                           --------
  Total expenses before voluntary fee
    reductions.........................                   499,145
  Expenses voluntarily reduced.........                   (15,223)
                                                       ----------
  Net Expenses.........................                   483,922
                                                       ----------
NET INVESTMENT LOSS....................                  (245,905)
                                                       ----------
REALIZED/UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain from investment
  transactions.........................                 5,554,171
Change in unrealized appreciation from
  investments..........................                   990,897
                                                       ----------
Net realized/unrealized gain from
  investments..........................                 6,545,068
                                                       ----------
Change in net assets resulting from
  operations...........................                $6,299,163
                                                       ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
SMALL CAP EQUITY FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED APRIL 30,
                                                                ----------------------------
                                                                    2000            1999
                                                                ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment loss.......................................    $  (245,905)    $  (128,925)
  Net realized gains from investment transactions...........      5,554,171         979,331
  Change in unrealized appreciation (depreciation) from
    investments.............................................        990,897      (3,995,280)
                                                                -----------     -----------
Change in net assets resulting from operations..............      6,299,163      (3,144,874)
                                                                -----------     -----------
DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net realized gains from investment transactions......     (1,142,166)       (264,286)
DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net realized gains from investment transactions......       (831,369)       (427,621)
DIVIDENDS TO CLASS C SHAREHOLDERS:
  From net realized gains from investment transactions......     (3,669,115)     (2,390,898)
                                                                -----------     -----------
Change in net assets from shareholder dividends.............     (5,642,650)     (3,082,805)
                                                                -----------     -----------
Change in net assets from capital transactions..............     (6,763,844)      4,919,060
                                                                -----------     -----------
Change in net assets........................................     (6,107,331)     (1,308,619)
NET ASSETS:
  Beginning of period.......................................     38,211,563      39,520,182
                                                                -----------     -----------
  End of period.............................................    $32,104,232     $38,211,563
                                                                ===========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
SMALL CAP EQUITY FUND
Selected data for a share outstanding throughout the period indicated
  FINANCIAL HIGHLIGHTS, CLASS A

                                                                                          FOR THE
                                                                    FOR THE YEAR        PERIOD ENDED
                                                                  ENDED APRIL 30,        APRIL 30,
                                                                --------------------    ------------
                                                                  2000        1999        1998 (A)
                                                                --------    --------    ------------
Net Asset Value, Beginning of Period........................     $12.69      $14.99        $10.00
                                                                 ------      ------        ------
Investment Activities
  Net investment income (loss)..............................      (0.09)      (0.06)         0.03
  Net realized and unrealized gains (losses) from
    investments.............................................       2.31       (1.20)         5.87
                                                                 ------      ------        ------
  Total from Investment Activities..........................       2.22       (1.26)         5.90
                                                                 ------      ------        ------
Dividends
  Net investment income.....................................         --          --         (0.03)
  In excess of net investment income........................         --          --         (0.01)
  Net realized gains........................................      (2.41)      (1.04)        (0.87)
                                                                 ------      ------        ------
  Total Dividends...........................................      (2.41)      (1.04)        (0.91)
                                                                 ------      ------        ------
Net Asset Value, End of Period..............................     $12.50      $12.69        $14.99
                                                                 ======      ======        ======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................      19.97%      (8.05%)       60.75%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................     $6,881      $3,046        $3,000
Ratio of expenses to average net assets.....................       1.46%       1.48%         1.46%(b)
Ratio of net investment income (loss) to average net
  assets....................................................      (0.80%)     (0.43%)        0.09%(b)
Ratio of expenses to average net assets*....................       1.71%       1.73%         1.82%(b)
Portfolio turnover rate**...................................        258%        130%           71%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   FOR THE PERIOD FROM MAY 2, 1997 (COMMENCEMENT OF OPERATIONS)
                        TO APRIL 30, 1998.
                  (b)   ANNUALIZED.
                  (c)   NOT ANNUALIZED.

  FINANCIAL HIGHLIGHTS, CLASS B

                                                                                          FOR THE
                                                                    FOR THE YEAR        PERIOD ENDED
                                                                  ENDED APRIL 30,        APRIL 30,
                                                                --------------------    ------------
                                                                  2000        1999        1998 (A)
                                                                --------    --------    ------------
Net Asset Value, Beginning of Period........................     $12.50      $14.90        $10.00
                                                                 ------      ------        ------
Investment Activities
  Net investment loss.......................................      (0.20)      (0.14)        (0.03)
  Net realized and unrealized gains (losses) from
    investments.............................................       2.28       (1.22)         5.82
                                                                 ------      ------        ------
  Total from Investment Activities..........................       2.08       (1.36)         5.79
                                                                 ------      ------        ------
Dividends
  In excess of net investment income........................         --          --         (0.02)
  Net realized gains........................................      (2.41)      (1.04)        (0.87)
                                                                 ------      ------        ------
  Total Dividends...........................................      (2.41)      (1.04)        (0.89)
                                                                 ------      ------        ------
Net Asset Value, End of Period..............................     $12.17      $12.50        $14.90
                                                                 ======      ======        ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      19.09%      (8.79%)       59.50%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................     $4,578      $5,108        $4,938
Ratio of expenses to average net assets.....................       2.21%       2.23%         2.21%(c)
Ratio of net investment loss to average net assets..........      (1.53%)     (1.19%)       (0.66%)(c)
Ratio of expenses to average net assets*....................         (b)         (b)         2.32%(c)
Portfolio turnover rate**...................................        258%        130%           71%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   FOR THE PERIOD FROM MAY 2, 1997 (COMMENCEMENT OF OPERATIONS)
                        TO APRIL 30, 1998.
                  (b)   THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
                  (c)   ANNUALIZED.
                  (d)   NOT ANNUALIZED.

                                   CONTINUED

CENTURA FUNDS, INC.
SMALL CAP EQUITY FUND
Selected data for a share outstanding throughout the period indicated

  FINANCIAL HIGHLIGHTS, CLASS C

                                                                                          FOR THE
                                                                    FOR THE YEAR        PERIOD ENDED
                                                                  ENDED APRIL 30,        APRIL 30,
                                                                --------------------    ------------
                                                                  2000        1999        1998 (A)
                                                                --------    --------    ------------
Net Asset Value, Beginning of Period........................    $ 12.72     $ 14.99       $ 10.00
                                                                -------     -------       -------
Investment Activities
  Net investment income (loss)..............................      (0.07)      (0.02)         0.06
  Net realized and unrealized gain (loss) from
    investments.............................................       2.33       (1.21)         5.86
                                                                -------     -------       -------
  Total from Investment Activities..........................       2.26       (1.23)         5.92
                                                                -------     -------       -------
Dividends
  Net investment income.....................................         --          --         (0.06)
  Net realized gain.........................................      (2.41)      (1.04)        (0.87)
                                                                -------     -------       -------
  Total Dividends...........................................      (2.41)      (1.04)        (0.93)
                                                                -------     -------       -------
Net Asset Value, End of Period..............................    $ 12.57     $ 12.72       $ 14.99
                                                                =======     =======       =======
TOTAL RETURN................................................      20.24%      (7.84%)       60.98%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................    $20,645     $30,057       $31,583
Ratio of expenses to average net assets.....................       1.21%       1.23%         1.16%(c)
Ratio of net investment income (loss) to average net
  assets....................................................      (0.51%)     (0.19%)        0.46%(c)
Ratio of expenses to average net assets*....................         (b)         (b)         1.27%(c)
Portfolio turnover rate**...................................        258%        130%           71%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   FOR THE PERIOD FROM MAY 2, 1997 (COMMENCEMENT OF OPERATIONS)
                        TO APRIL 30, 1998.
                  (b)   THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
                  (c)   ANNUALIZED.
                  (d)   NOT ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
AS OF APRIL 30, 2000

                             GOVERNMENT INCOME FUND
                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        CLASS A
                          with Load  Lehman Brothers              Lipper
                            (Return
                           reflects     Intermediate  Short-Intermediate
            Class A   maximum sales       Government     U.S. Government
       without Load  load of 2.75%)      Bond Index*            Average*
12/90       $10,000          $9,727          $10,000             $10,000
12/91       $11,111         $10,808          $11,409             $11,322
12/92       $11,722         $11,401          $12,200             $12,008
12/93       $12,479         $12,138          $13,198             $12,867
12/94       $12,240         $11,906          $12,968             $12,645
12/95       $13,856         $13,478          $14,838             $14,262
12/96       $14,202         $13,814          $15,440             $14,850
12/97       $15,206         $14,790          $16,632             $15,884
12/98       $16,300         $15,855          $18,041             $16,957
12/99       $16,404         $15,956          $18,131             $17,137
4/00        $16,595         $16,142          $18,420             $17,332

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       1.73%  (1.03)%  2.10%  1.48%
5 YEAR                       5.30%    4.71%  6.14%  5.30%
SINCE INCEPTION              5.58%    5.27%  6.76%  6.07%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            CLASS B
                                  with Load
                       (Return reflects the
                     appropriate contingent
                      deferred sales charge  Lehman Brothers              Lipper
                          (maximum deferred     Intermediate  Short-Intermediate
            Class B              sales load       Government     U.S. Government
       without Load              is 3.00%))      Bond Index*            Average*
12/90       $10,000                  $9,700          $10,000             $10,000
12/91       $11,056                 $10,756          $11,409             $11,322
12/92       $11,609                 $11,309          $12,200             $12,008
12/93       $12,293                 $11,996          $13,198             $12,867
12/94       $11,984                 $11,784          $12,968             $12,645
12/95       $13,464                 $13,367          $14,838             $14,262
12/96       $13,709                 $13,709          $15,440             $14,850
12/97       $14,591                 $14,591          $16,632             $15,884
12/98       $15,580                 $15,580          $18,041             $16,957
12/99       $15,602                 $15,602          $18,131             $17,137
4/00        $15,757                 $15,757          $18,420             $17,332

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       1.23%  (1.66)%  2.10%  1.48%
5 YEAR                       4.71%    4.54%  6.14%  5.30%
SINCE INCEPTION              5.00%    5.00%  6.76%  6.07%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  LEHMAN BROTHERS        LIPPER
                     Intermediate  Short-Intermediate
         Class C       Government     U.S. Government
       (No Load)      Bond Index*            Average*
12/90    $10,000          $10,000             $10,000
12/91    $11,154          $11,409             $11,322
12/92    $11,836          $12,200             $12,008
12/93    $12,655          $13,198             $12,867
12/94    $12,457          $12,968             $12,645
12/95    $14,137          $14,838             $14,262
12/96    $14,540          $15,440             $14,850
12/97    $15,592          $16,632             $15,884
12/98    $16,772          $18,041             $16,957
12/99    $16,922          $18,131             $17,137
4/00     $17,115          $18,420             $17,332

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       1.99%  2.10%  1.48%
5 YEAR                       5.56%  6.14%  5.30%
SINCE INCEPTION              5.93%  6.76%  6.07%

Each chart represents a historical investment of $10,000 in the Centura Government Income Fund from 12/90 to 4/00, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

- The LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index generally representative of the Intermediate Government bond market. The LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT AVERAGE is representative of the average of the total returns reported by all of the mutual funds designated by Lipper. Inc. that fall into this category. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Government Income Fund (formerly Federal Securities
Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.94%, 1.69% and 0.69% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
GOVERNMENT INCOME FUND                                            APRIL 30, 2000

U.S. GOVERNMENT AGENCY OBLIGATIONS (92.5%)
                                         PRINCIPAL        MARKET
                                          AMOUNT          VALUE
                                        -----------    ------------
FEDERAL HOME LOAN BANK (8.2%)
5.88%, 5/1/00.......................    $2,000,000     $ 1,999,673
6.75%, 5/1/02.......................     2,000,000       1,986,180
                                                       -----------
                                                         3,985,853
                                                       -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (17.9%)
6.25%, 7/15/04......................     3,000,000       2,891,250
6.63%, 9/15/09......................     6,000,000       5,722,500
                                                       -----------
                                                         8,613,750
                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (43.7%)
6.50%, 11/1/07, Pool #251509........     2,350,627       2,276,417
6.00%, 6/1/08, Pool #418487.........     5,046,602       4,851,811
6.00%, 8/1/08, Pool #251904.........       304,392         290,122
5.50%, 12/1/08, Pool #252243........     7,362,871       6,909,202
5.50%, 2/1/09, Pool #252317.........     4,223,927       3,963,667
6.50%, 4/29/09......................     3,000,000       2,778,720
                                                       -----------
                                                        21,069,939
                                                       -----------
STUDENT LOAN MARKETING ASSOCIATION (22.7%)
6.23%, 4/4/03 MTN...................     3,000,000       2,998,620
6.49%, 1/25/07, Series 1998-1 A1....     5,003,526       4,981,961
6.49%, 7/25/09, Series 1996-2 A2....     3,000,000       2,959,620
                                                       -----------
                                                        10,940,201
                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $45,845,338)...............................     44,609,743
                                                       -----------

INVESTMENT COMPANIES (7.9%)
                                                          MARKET
                                          SHARES          VALUE
                                        -----------    ------------
Goldman Financial Square Treasury
  Short Term Money Market Fund......     1,896,420     $ 1,896,420
Provident Institutional Temporary
  Investment Fund...................     1,896,420       1,896,420
                                                       -----------
TOTAL INVESTMENT COMPANIES
  (Cost $3,792,840)................................      3,792,840
                                                       -----------
TOTAL INVESTMENTS
  (Cost $49,638,178)(a) -- 100.4%..................     48,402,583
Liabilities in excess of other assets -- (0.4)%....       (192,163)
                                                       -----------
NET ASSETS -- 100.0%...............................    $48,210,420
                                                       ===========

---------

                  (a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation...  $                       --
Unrealized depreciation...                  (1,235,595)
                            --------------------------
Net unrealized
  depreciation............  $               (1,235,595)
                            ==========================

MTN -- Medium Term Note

                                   CONTINUED

CENTURA FUNDS, INC.
GOVERNMENT INCOME FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 2000

ASSETS:
Investments, at value (cost
  $49,638,178)........................                $48,402,583
Interest and dividends receivable.....                    338,079
Receivable for capital shares
  issued..............................                      7,048
Prepaid expenses and other assets.....                      9,102
                                                      -----------
  TOTAL ASSETS........................                 48,756,812

LIABILITIES:
Dividends payable.....................    $258,592
Payable to custodian for overdraft....     133,006
Payable for capital shares redeemed...     121,499
Accrued expenses and other payables:
  Investment advisory fees............       2,436
  Administration fees.................       1,218
  Distribution fees...................       1,103
  Other...............................      28,538
                                          --------
  TOTAL LIABILITIES...................                    546,392
                                                      -----------
NET ASSETS:
Capital...............................                 51,311,316
Accumulated net realized loss from
  investment transactions.............                 (1,865,301)
Net unrealized depreciation from
  investments.........................                 (1,235,595)
                                                      -----------
NET ASSETS............................                $48,210,420
                                                      ===========
Class A
  Net Assets..........................                $ 4,492,550
  Shares..............................                    464,969
  Redemption price per share..........                $      9.66
                                                      ===========
Maximum Sales Charge--Class A.........                       2.75%
  Maximum Offering Price per share
    (100%/(100%-Maximum Sales Charge)
    of net asset value adjusted to the
    nearest cent).....................                $      9.93
                                                      ===========

Class B
  Net Assets..........................                $   232,141
  Shares..............................                     24,041
  Offering price per share*...........                $      9.66
                                                      ===========

Class C
  Net Assets..........................                $43,485,729
  Shares..............................                  4,499,827
  Offering and redemption price per
    share.............................                $      9.66
                                                      ===========

---------

                    *   Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME:
Interest income........................                $4,630,400
Dividend income........................                   279,382
                                                       ----------
  TOTAL INCOME.........................                 4,909,782

EXPENSES:
Investment advisory fees...............    $247,841
Administration fees....................     123,922
Distribution fees--Class A.............      27,696
Distribution fees--Class B.............       2,240
Custodian fees.........................      20,649
Fund accounting fees...................      34,991
Transfer agent fees....................      30,869
Other..................................      60,539
                                           --------

  Total expenses before voluntary fee
    reductions.........................                   548,747
  Expenses voluntarily reduced.........                   (14,408)
                                                       ----------
  Net Expenses.........................                   534,339
                                                       ----------
NET INVESTMENT INCOME..................                 4,375,443
                                                       ----------

REALIZED/UNREALIZED LOSS FROM INVESTMENTS:
Net realized loss from investment
  transactions and option contracts....                (1,880,926)
Change in unrealized depreciation from
  investments and option contracts.....                (1,253,852)
                                                       ----------
Net realized/unrealized loss from
  investments..........................                (3,134,778)
                                                       ----------
Change in net assets resulting from
  operations...........................                $1,240,665
                                                       ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
GOVERNMENT INCOME FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED APRIL 30,
                                                                ----------------------------
                                                                    2000            1999
                                                                ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................    $  4,375,443    $  6,621,558
  Net realized gains (losses) from investment
    transactions............................................      (1,880,926)        777,883
  Change in unrealized depreciation from investments........      (1,253,852)       (118,464)
                                                                ------------    ------------
Change in net assets resulting from operations..............       1,240,665       7,280,977
                                                                ------------    ------------
DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................        (284,053)        (25,895)
  From net realized gains from investment transactions......         (21,476)        (10,321)
DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net investment income................................         (10,370)         (7,086)
  From net realized gains from investment transactions......            (836)         (3,965)
DIVIDENDS TO CLASS C SHAREHOLDERS:
  From net investment income................................      (4,081,020)     (6,588,577)
  From net realized gains from investment transactions......        (262,670)     (2,541,338)
                                                                ------------    ------------
Change in net assets from shareholder dividends.............      (4,660,425)     (9,177,182)
                                                                ------------    ------------
Change in net assets from capital transactions..............     (67,882,138)    (10,320,659)
                                                                ------------    ------------
Change in net assets........................................     (71,301,898)    (12,216,864)
NET ASSETS:
  Beginning of period.......................................     119,512,318     131,729,182
                                                                ------------    ------------
  End of period.............................................    $ 48,210,420    $119,512,318
                                                                ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
GOVERNMENT INCOME FUND
Selected data for a share outstanding throughout the period indicated
  FINANCIAL HIGHLIGHTS, CLASS A

                                                                              FOR THE YEAR ENDED APRIL 30,
                                                                --------------------------------------------------------
                                                                  2000        1999        1998        1997        1996
                                                                --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period........................     $10.03      $10.19      $ 9.94      $10.01      $ 9.97
                                                                 ------      ------      ------      ------      ------
Investment Activities
  Net investment income.....................................       0.50        0.50        0.55        0.56        0.57
  Net realized and unrealized gains (losses) from
    investments.............................................      (0.33)       0.04        0.25       (0.07)       0.04
                                                                 ------      ------      ------      ------      ------
  Total from Investment Activities..........................       0.17        0.54        0.80        0.49        0.61
                                                                 ------      ------      ------      ------      ------
Dividends
  Net investment income.....................................      (0.50)      (0.50)      (0.55)      (0.56)      (0.57)
  Net realized gains........................................      (0.04)      (0.20)         --          --          --
                                                                 ------      ------      ------      ------      ------
  Total Dividends...........................................      (0.54)      (0.70)      (0.55)      (0.56)      (0.57)
                                                                 ------      ------      ------      ------      ------
Net Asset Value, End of Period..............................     $ 9.66      $10.03      $10.19      $ 9.94      $10.01
                                                                 ======      ======      ======      ======      ======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................       1.73%       5.38%       8.21%       5.07%       6.20%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................     $4,493      $  678      $  531      $  481      $  526
Ratio of expenses to average net assets.....................       0.88%       0.84%       0.84%       0.82%       0.85%
Ratio of net investment income to average net assets........       5.13%       4.85%       5.42%       5.63%       5.61%
Ratio of expenses to average net assets*....................       1.13%       1.09%       1.09%       1.07%         (a)
Portfolio turnover rate**...................................         60%        104%        121%         26%         34%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.

  FINANCIAL HIGHLIGHTS, CLASS B

                                                                              FOR THE YEAR ENDED APRIL 30,
                                                                --------------------------------------------------------
                                                                  2000        1999        1998        1997        1996
                                                                --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period........................     $10.03      $10.18      $ 9.94      $10.01      $ 9.97
                                                                 ------      ------      ------      ------      ------
Investment Activities
  Net investment income.....................................       0.45        0.45        0.50        0.50        0.50
  Net realized and unrealized gains (losses) from
    investments.............................................      (0.33)       0.05        0.24       (0.07)       0.04
                                                                 ------      ------      ------      ------      ------
  Total from Investment Activities..........................       0.12        0.50        0.74        0.43        0.54
                                                                 ------      ------      ------      ------      ------
Dividends
  Net investment income.....................................      (0.45)      (0.45)      (0.50)      (0.50)      (0.50)
  Net realized gains........................................      (0.04)      (0.20)         --          --          --
                                                                 ------      ------      ------      ------      ------
  Total Dividends...........................................      (0.49)      (0.65)      (0.50)      (0.50)      (0.50)
                                                                 ------      ------      ------      ------      ------
Net Asset Value, End of Period..............................     $ 9.66      $10.03      $10.18      $ 9.94      $10.01
                                                                 ======      ======      ======      ======      ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       1.23%       4.96%       7.58%       4.46%       5.40%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................     $  232      $  195      $  131      $  194      $  176
Ratio of expenses to average net assets.....................       1.38%       1.35%       1.36%       1.40%       1.61%
Ratio of net investment income to average net assets........       4.63%       4.32%       4.93%       5.04%       4.84%
Ratio of expenses to average net assets*....................       1.63%       1.60%       1.61%       1.65%         (a)
Portfolio turnover rate**...................................         60%        104%        121%         26%         34%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.

                                   CONTINUED

CENTURA FUNDS, INC.
GOVERNMENT INCOME FUND

Selected data for a share outstanding throughout the period indicated
  FINANCIAL HIGHLIGHTS, CLASS C

                                                                                FOR THE YEAR ENDED APRIL 30,
                                                                ------------------------------------------------------------
                                                                  2000        1999         1998         1997         1996
                                                                --------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period........................    $ 10.03     $  10.19     $   9.94     $  10.01     $   9.97
                                                                -------     --------     --------     --------     --------
Investment Activities
  Net investment income.....................................       0.53         0.52         0.57         0.59         0.60
  Net realized and unrealized gains (losses) from
    investments.............................................      (0.33)        0.04         0.25        (0.07)        0.04
                                                                -------     --------     --------     --------     --------
  Total from Investment Activities..........................       0.20         0.56         0.82         0.52         0.64
                                                                -------     --------     --------     --------     --------
Dividends
  Net investment income.....................................      (0.53)       (0.52)       (0.57)       (0.59)       (0.60)
  Net realized gains........................................      (0.04)       (0.20)          --           --           --
                                                                -------     --------     --------     --------     --------
  Total Dividends...........................................      (0.57)       (0.72)       (0.57)       (0.59)       (0.60)
                                                                -------     --------     --------     --------     --------
Net Asset Value, End of Period..............................    $  9.66     $  10.03     $  10.19     $   9.94     $  10.01
                                                                =======     ========     ========     ========     ========
TOTAL RETURN................................................       1.99%        5.64%        8.48%        5.33%        6.47%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................    $43,486     $118,640     $131,068     $119,434     $109,775
Ratio of expenses to average net assets.....................       0.63%        0.59%        0.59%        0.58%        0.61%
Ratio of net investment income to average net assets........       5.31%        5.11%        5.68%        5.88%        5.88%
Portfolio turnover rate**...................................         60%         104%         121%          26%          34%

                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
AS OF APRIL 30, 2000

                              QUALITY INCOME FUND
                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         CLASS A     CLASS A WITH LOAD (RETURN REFLECTS          LEHMAN BROTHERS
       without Load        maximum sales load of 2.75%)  Government/Corporate Bond Index*
5/99        $10,000                              $9,728                           $10,000
5/99         $9,965                              $9,694                            $9,897
6/99         $9,937                              $9,666                            $9,866
7/99         $9,907                              $9,637                            $9,839
8/99         $9,888                              $9,618                            $9,831
9/99         $9,960                              $9,688                            $9,919
10/99        $9,973                              $9,701                            $9,945
11/99        $9,977                              $9,705                            $9,939
12/99        $9,932                              $9,661                            $9,878
1/00         $9,907                              $9,637                            $9,876
2/00        $10,004                              $9,731                            $9,999
3/00        $10,176                              $9,899                           $10,143
4/00        $10,003                              $9,731                           $10,093

AGGREGATE TOTAL RETURN
SINCE INCEPTION         0.03%  (2.69%)  0.93%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  LEHMAN BROTHERS
       Class C (No Load)  Government/Corporate Bond Index*
5/99             $10,000                           $10,000
5/99              $9,955                            $9,897
6/99              $9,933                            $9,866
7/99              $9,905                            $9,839
8/99              $9,888                            $9,831
9/99              $9,962                            $9,919
10/99             $9,977                            $9,945
11/99             $9,983                            $9,939
12/99             $9,941                            $9,878
1/00              $9,918                            $9,876
2/00             $10,017                            $9,999
3/00             $10,181                           $10,143
4/00             $10,020                           $10,093

AGGREGATE TOTAL RETURN
SINCE INCEPTION         0.20%  0.93%

Each chart represents a historical investment of $10,000 in the Centura Quality Income Fund from 5/99 to 4/00, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

- THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index generally representative of the intermediate government and corporate bond markets.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The inception date for performance purposes is May 11, 1999.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
QUALITY INCOME FUND                                               APRIL 30, 2000

ASSET BACKED SECURITIES (5.3%)
                                       SHARES OR
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
BANKING & FINANCIAL SERVICES (5.3%)
American Express Credit Account
  Master Trust, 6.80%, 12/15/03...    $   500,000     $    498,380
CIT RV Trust, Series 1999-A,
  Class A3, 5.96%, 4/15/11........        530,000          510,835
Discover Card Master Trust 1,
  Series 1999-2, Class B, 6.10%,
  10/15/04........................        750,000          722,550
Fingerhut Master Trust, Series
  1998-1, Class B, 6.29%,
  2/15/02.........................        600,000          587,256
Green Tree Recreational, Equipment
  & Consumer Trust, Series 1997-C,
  Class A1, 6.49%, 2/15/18........        349,126          342,294
The Money Store Equity Trust,
  Class 1996-A, Series A, 7.36%,
  3/15/24.........................        550,000          544,412
WFS Financial Owner Trust, Series
  1999-B, Class A3, 6.32%,
  10/20/03........................        500,000          492,700
                                                      ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $3,788,463)...............................       3,698,427
                                                      ------------
CORPORATE BONDS (37.3%)

AEROSPACE/DEFENSE (1.2%)
Raytheon Co., 6.75%, 3/15/18......      1,000,000          833,750
                                                      ------------
AIRLINES (4.2%)
American Airlines, Inc., Series
  99-1, 7.02%, 10/15/09...........      1,000,000          940,845
AMR Corp., 9.13%, 10/24/01........      1,000,000        1,020,000
Northwest Airlines Corp., 9.49%,
  4/1/15..........................      1,000,000          994,255
                                                      ------------
                                                         2,955,100
                                                      ------------
BANKING & FINANCIAL SERVICES (11.0%)
American Financial Group, 7.13%,
  4/15/09.........................      1,000,000          892,500
AT&T Capital Corp., MTN, 6.88%,
  1/16/01.........................        500,000          499,375
Banco Latino Americano SA, 6.50%,
  4/2/01 (b)......................      1,225,000        1,217,763
Bear Stearns Co., Inc., 7.63%,
  12/7/09.........................      1,000,000          957,500
Capital One Bank Co., 7.00%,
  4/30/01.........................        400,000          398,000
GMAC, 8.38%, 2/22/05..............      1,000,000        1,018,750
Heller Financial, Inc., 6.25%,
  3/1/01..........................        500,000          496,250
International Lease Finance Corp.,
  MTN, 5.78%, 3/1/01..............        400,000          395,500
Lehman Brothers Holdings, 6.50%,
  10/1/02.........................        135,000          131,119
Lehman Brothers Holdings, 7.75%,
  1/15/05.........................      1,250,000        1,231,249
Lehman Brothers Holdings, MTN,
  6.90%, 3/30/01..................        355,000          354,113
                                                      ------------
                                                         7,592,119
                                                      ------------
ASSET BACKED SECURITIES, CONTINUED:
                                       SHARES OR
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
BUSINESS EQUIPMENT & SERVICES (0.7%)
Comdisco, Inc., 6.13%, 8/1/01.....    $   500,000     $    489,375
                                                      ------------
CABLE (1.8%)
Tele-Communications, Inc., 9.65%,
  10/1/03.........................      1,200,000        1,231,500
                                                      ------------
COMMERCIAL SERVICES (1.4%)
Hertz Corp., 7.63%, 8/15/07.......      1,000,000          987,500
                                                      ------------
FOREIGN AGENCY (0.7%)
Quebec Province, 7.00%, 1/30/07...        500,000          485,000
                                                      ------------
INSURANCE (2.3%)
Conseco, Inc., 6.40%, 6/15/01.....      2,425,000        1,588,375
                                                      ------------
MEDIA (2.8%)
Knight-Ridder, Inc., 8.50%,
  9/1/01..........................      1,000,000        1,011,250
Time Warner, Inc., 6.10%,
  12/30/01 (b)....................      1,000,000          977,500
                                                      ------------
                                                         1,988,750
                                                      ------------
RETAIL (1.4%)
Safeway, Inc., 5.88%, 11/15/01....        500,000          486,250
Sears Roebuck & Co., MTN, 8.51%,
  12/27/01........................        500,000          507,500
                                                      ------------
                                                           993,750
                                                      ------------
TELECOMMUNICATIONS (2.7%)
AT&T Canada, Inc., 7.65%,
  9/15/06.........................      1,000,000          990,000
Sprint Capital Corp., 6.38%,
  5/1/09..........................      1,000,000          903,750
                                                      ------------
                                                         1,893,750
                                                      ------------
TOBACCO (1.0%)
Philip Morris, 7.25%, 9/15/01.....        250,000          244,688
Philip Morris, 7.13%, 8/15/02.....        250,000          240,625
R.J. Reynolds Tobacco Holdings,
  Inc., 7.38%, 5/15/03............        275,000          240,281
                                                      ------------
                                                           725,594
                                                      ------------
TRANSPORTATION & SHIPPING (1.3%)
Atlas Air, Inc., 7.20%, 1/2/19....        988,983          918,068
                                                      ------------
UTILITIES (2.1%)
Niagra Mohawk Power Co., 7.75%,
  5/15/06.........................      1,000,000          983,750
PacifiCorp Holdings, Inc., 7.20%,
  4/1/06 (b)......................        500,000          482,500
                                                      ------------
                                                         1,466,250
                                                      ------------
YANKEE BONDS (2.7%)
Abbey National PLC, 7.35%,
  10/29/49........................      1,000,000          927,848
Skandnaviska Enskilda, 6.50%,
  12/29/49........................      1,000,000          933,929
                                                      ------------
                                                         1,861,777
                                                      ------------
TOTAL CORPORATE BONDS (Cost $27,440,517)..........      26,010,658
                                                      ------------

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
QUALITY INCOME FUND                                               APRIL 30, 2000

U.S. TREASURY BILLS (4.2%)
                                       SHARES OR
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
5.70%*, 7/27/00...................    $ 3,000,000     $  2,959,110
                                                      ------------
TOTAL U.S. TREASURY BONDS
  (Cost $2,959,255)...............................       2,959,110
                                                      ------------
8.88%, 2/15/19....................      1,000,000        1,281,140
                                                      ------------
TOTAL U.S. TREASURY NOTES (Cost $1,204,565).......       1,281,140
                                                      ------------
7.50%, 11/15/16...................      3,000,000        3,366,450
7.13%, 2/15/23....................      5,500,000        6,079,865
6.25%, 5/15/30....................      5,850,000        6,085,638
                                                      ------------
TOTAL U.S. TREASURY BONDS
  (Cost $15,313,984)..............................      15,531,953
                                                      ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.3%)
6.50%, 9/1/06, Gold Pool
  #G40372.........................        952,631          919,289
                                                      ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (17.6%)
7.13%, 2/15/05....................      3,000,000        2,985,181
9.50%, 1/1/13, Pool #415829.......      1,044,826        1,095,426
7.00%, 7/1/14, Pool #507449.......        962,947          940,973
7.00%, 7/1/29, Pool #504712.......        988,395          946,072
7.50%, 10/1/29, Pool #517513......      2,496,347        2,444,073
7.00%, 11/1/29, Pool #444363......      1,000,000          957,180
8.00%, 3/1/30, Pool #528675.......        955,265          954,367
7.00%, 4/1/30.....................      1,000,000          957,333
8.00%, 4/1/30.....................      1,000,000        1,000,294
                                                      ------------
                                                        12,280,899
                                                      ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.9%)
7.00%, 8/15/14, Pool #434500......        607,001          595,808
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost
  $13,909,613)....................................      13,795,996
                                                      ------------
INVESTMENT COMPANIES (5.3%)
GOLDMAN SACHS FINANCIAL SQUARE
 PRIME MONEY MARKET FUND..........      1,850,064        1,850,064
Provident Institutional Temporary
  Investment Fund.................      1,850,063        1,850,063
                                                      ------------
TOTAL INVESTMENT COMPANIES
  (Cost $3,700,127)...............................       3,700,127
                                                      ------------
TOTAL INVESTMENTS
  (Cost $68,316,524)(a) -- 96.0%..................      66,977,411
Other assets in excess of liabilities -- 4.0%.....       2,820,630
                                                      ------------
NET ASSETS -- 100.0%..............................    $ 69,798,041
                                                      ============

---------

                    *   Effective yield.
                  (a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation...  $                  356,101
Unrealized depreciation...                  (1,695,214)
                            --------------------------
Net unrealized
  depreciation............  $               (1,339,113)
                            ==========================

                  (b)   Security exempt from registration under Rule 144A of the
                        Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities have been deemed to be liquid based on procedures approved by the Board of
                        Directors.

MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
QUALITY INCOME FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 2000

ASSETS:
Investments, at value
  (cost $68,316,524)..................                $66,977,411
Interest and dividends receivable.....                  1,018,340
Receivable for capital shares
  issued..............................                     37,817
Receivable for investments sold.......                  2,540,234
Prepaid expenses and other assets.....                     10,067
                                                      -----------
  TOTAL ASSETS........................                 70,583,869
LIABILITIES:
Dividends payable.....................    $344,041
Payable to custodian for overdraft....     344,396
Payable for capital shares redeemed...      27,404
Accrued expenses and other payables:
  Investment advisory fees............       6,783
  Administration fees.................       1,696
  Distribution fees...................          50
  Other...............................      61,458
                                          --------
  TOTAL LIABILITIES...................                    785,828
                                                      -----------
NET ASSETS:
Capital...............................                 71,614,611
Accumulated undistributed net
  investment income...................                      4,068
Accumulated net realized loss from
  investment transactions.............                   (481,525)
Net unrealized depreciation from
  investments.........................                 (1,339,113)
                                                      -----------
NET ASSETS............................                $69,798,041
                                                      ===========
Class A
  Net Assets..........................                $   240,306
  Shares..............................                     25,288
  Redemption price per share..........                $      9.50
                                                      ===========
Maximum Sales Charge--Class A.........                       2.75%
  Maximum Offering Price per share
    (100%/(100%-Maximum Sales Charge)
    of net asset value adjusted to the
    nearest cent).....................                $      9.77
                                                      ===========
Class C
  Net Assets..........................                $69,557,735
  Shares..............................                  7,322,077
  Offering and redemption price per
    share.............................                $      9.50
                                                      ===========

---------

                  (a) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.

  STATEMENT OF OPERATIONS

                                         FOR THE PERIOD ENDED APRIL 30, 2000 (A)

INVESTMENT INCOME:
Interest income.......................                $ 2,686,083
Dividend income.......................                    113,421
                                                      -----------
  TOTAL INCOME........................                  2,799,504
EXPENSES:
Investment advisory fees..............    $246,461
Administration fees...................      62,094
Distribution fees--Class A............         729
Custodian fees........................      10,354
Fund accounting fees..................      36,153
Transfer agent fees...................      17,944
Other.................................      87,027
                                          --------
  Total expenses before voluntary fee
    reductions........................                    460,762
  Expenses voluntarily reduced........                     (6,218)
                                                      -----------
  Net Expenses........................                    454,544
                                                      -----------
NET INVESTMENT INCOME.................                  2,344,960
                                                      -----------
REALIZED/UNREALIZED LOSS FROM INVESTMENTS:
Net realized loss from investment
  transactions........................                   (481,525)
Change in unrealized depreciation from
  investments.........................                 (1,339,113)
                                                      -----------
Net realized/unrealized loss from
  investments.........................                 (1,820,638)
                                                      -----------
Change in net assets resulting from
  operations..........................                $   524,322
                                                      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
QUALITY INCOME FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE
                                                                PERIOD ENDED
                                                                  APRIL 30,
                                                                  2000 (A)
                                                                -------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................    $   2,344,960
  Net realized losses from investment transactions..........         (481,525)
  Change in unrealized depreciation from investments........       (1,339,113)
                                                                -------------
Change in net assets resulting from operations..............          524,322
                                                                -------------
DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................           (8,033)
DIVIDENDS TO CLASS C SHAREHOLDERS:
  From net investment income................................       (2,336,927)
                                                                -------------
Change in net assets from shareholder dividends.............       (2,344,960)
                                                                -------------
Change in net assets from capital transactions..............       71,618,679
                                                                -------------
Change in net assets........................................       69,798,041
NET ASSETS:
  Beginning of period.......................................               --
                                                                -------------
  End of period.............................................    $  69,798,041
                                                                =============

---------

                  (a) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
QUALITY INCOME FUND
Selected data for a share outstanding throughout the period indicated
  FINANCIAL HIGHLIGHTS, CLASS A

                                                                   FOR THE
                                                                PERIOD ENDED
                                                                  APRIL 30,
                                                                  2000 (A)
                                                                -------------
Net Asset Value, Beginning of Period........................       $ 10.00
                                                                   -------
Investment Activities
  Net investment income.....................................          0.50
  Net realized and unrealized losses from investments.......         (0.50)
                                                                   -------
  Total from Investment Activities..........................            --
                                                                   -------
Dividends
  Net investment income.....................................         (0.50)
                                                                   -------
  Total Dividends...........................................         (0.50)
                                                                   -------
Net Asset Value, End of Period..............................       $  9.50
                                                                   =======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................          0.03%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................       $   240
Ratio of expenses to average net assets.....................          1.34%(b)
Ratio of net investment income to average net assets........          5.50%(b)
Ratio of expenses to average net assets*....................          1.59%(b)
Portfolio turnover rate**...................................           314%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   FOR THE PERIOD FROM MAY 11, 1999 (COMMENCEMENT OF
                        OPERATIONS) TO APRIL 30, 2000.
                  (b)   ANNUALIZED.
                  (c)   NOT ANNUALIZED.

  FINANCIAL HIGHLIGHTS, CLASS C

                                                                   FOR THE
                                                                PERIOD ENDED
                                                                  APRIL 30,
                                                                  2000 (A)
                                                                -------------
Net Asset Value, Beginning of Period........................       $ 10.00
                                                                   -------
Investment Activities
  Net investment income.....................................          0.52
  Net realized and unrealized losses from investments.......         (0.50)
                                                                   -------
  Total from Investment Activities..........................          0.02
                                                                   -------
Dividends
  Net investment income.....................................         (0.52)
                                                                   -------
  Total Dividends...........................................         (0.52)
                                                                   -------
Net Asset Value, End of Period..............................       $  9.50
                                                                   =======
TOTAL RETURN................................................          0.20%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................       $69,558
Ratio of expenses to average net assets.....................          1.09%(b)
Ratio of net investment income to average net assets........          5.65%(b)
Ratio of expenses to average net assets*....................          1.11%(b)
Portfolio turnover rate**...................................           314%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.
                  (a)   FOR THE PERIOD FROM MAY 11, 1999 (COMMENCEMENT OF
                        OPERATIONS) TO APRIL 30, 2000.
                  (b)   ANNUALIZED.
                  (c)   NOT ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
AS OF APRIL 30, 2000

                       NORTH CAROLINA TAX-FREE BOND FUND
                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        CLASS A
                          with Load  Lehman Brothers  Lipper State
                            (Return
                           reflects           5-Year  Intermediate
            Class A   maximum sales        Municipal     Municipal
       without Load  load of 2.75%)           Index*      Average*
1/91        $10,000          $9,725          $10,000       $10,000
12/91       $10,590         $10,304          $10,986       $10,987
12/92       $11,123         $10,822          $11,823       $11,781
12/93       $11,979         $11,655          $12,856       $12,897
12/94       $11,474         $11,164          $12,692       $12,455
12/95       $12,881         $12,533          $14,169       $14,014
12/96       $13,206         $12,849          $14,770       $14,519
12/97       $14,266         $13,881          $15,712       $15,508
12/98       $15,059         $14,652          $16,631       $16,319
12/99       $14,818         $14,418          $16,755       $15,926
4/00        $14,954         $14,550          $16,917       $16,172

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       (1.15)%  (3.91)%  0.36%  (1.43)%
5 YEAR                         4.48%    3.90%  5.00%    4.37%
SINCE INCEPTION                4.45%    4.14%  5.85%    5.22%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           CLASS B
                               with Load
                        (Return reflects
                         the appropriate
                     contingent deferred
                            sales charge  Lehman Brothers  Lipper State
                       (maximum deferred           5-Year  Intermediate
            Class B           sales load        Municipal     Municipal
       without Load           is 3.00%))           Index*      Average*
1/91        $10,000               $9,700          $10,000       $10,000
12/91       $10,548              $10,248          $10,986       $10,987
12/92       $11,027              $10,727          $11,823       $11,781
12/93       $11,838              $11,538          $12,856       $12,897
12/94       $11,268              $10,968          $12,692       $12,455
12/95       $12,556              $12,356          $14,169       $14,014
12/96       $12,775              $12,775          $14,770       $14,519
12/97       $13,729              $13,729          $15,712       $15,508
12/98       $14,453              $14,453          $16,631       $16,319
12/99       $14,152              $14,152          $16,755       $15,926
4/00        $14,258              $14,258          $16,917       $16,172

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       (1.64)%  (4.49)%  0.36%  (1.43)%
5 YEAR                         3.92%    3.74%  5.00%    4.37%
SINCE INCEPTION                3.91%    3.91%  5.85%    5.22%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  LEHMAN BROTHERS  LIPPER STATE
                           5-Year  Intermediate
         Class C        Municipal     Municipal
       (No Load)           Index*      Average*
1/91     $10,000          $10,000       $10,000
12/91    $10,635          $10,986       $10,987
12/92    $11,224          $11,823       $11,781
12/93    $12,153          $12,856       $12,897
12/94    $11,685          $12,692       $12,455
12/95    $13,152          $14,169       $14,014
12/96    $13,517          $14,770       $14,519
12/97    $14,634          $15,712       $15,508
12/98    $15,490          $16,631       $16,319
12/99    $15,281          $16,755       $15,926
4/00     $15,434          $16,917       $16,172

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       (0.90)%  0.36%  (1.43)%
5 YEAR                         4.74%  5.00%    4.37%
SINCE INCEPTION                4.81%  5.85%    5.22%

Each chart represents a historical investment of $10,000 in the Centura North Carolina Tax-Free Bond Fund from 1/91 to 4/00, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

- The LEHMAN BROTHERS 5-YEAR MUNICIPAL INDEX is an unmanaged index generally representative of the municipal bond market. The LIPPER STATE INTERMEDIATE MUNICIPAL AVERAGE of the total returns reported by all of the mutual funds designated by Lipper, Inc. that fall into this category. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

Investing in a regional fund may involve more risk, since the companies are located within the same geographical area.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The inception date for performance purposes is January 31, 1991. The quoted performance of the Centura North Carolina Tax-Free Fund includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance had been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.04%, 1.79% and 0.79% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
NORTH CAROLINA TAX-FREE BOND FUND                                 APRIL 30, 2000

NORTH CAROLINA MUNICIPAL OBLIGATIONS (98.6%)
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
Cabarrus County GO, 5.30%, 2/1/08,
  Callable 2/1/07 @ 100.5, (MBIA
  Insured)........................    $   935,000     $    948,875
Carteret County GO, 5.40%, 5/1/09,
  Callable 5/1/06 @ 101.5, (MBIA
  Insured)........................      1,000,000        1,021,090
Catawba County Memorial Hospital
  Project Revenue, 4.40%, 10/1/08,
  (AMBAC Insured).................      1,000,000          915,510
Centennial Authority North
  Carolina Hotel Tax Revenue,
  Arena Project, 4.65%, 9/1/06,
  (FSA Insured)...................      1,000,000          964,530
Charlotte Mecklenberg Hospital
  Authority GO, 6.00%, 1/1/04,
  Callable 1/1/02 @ 102...........        620,000          637,286
Charlotte Mecklenberg Hospital
  Authority GO, 4.90%, 1/15/10,
  Callable 1/15/07 @ 102..........      1,000,000          940,090
Charlotte, North Carolina GO,
  4.75%, 2/1/10, Callable 2/1/08 @
  101.............................        435,000          415,803
Cleveland County UTGO, Refunding,
  5.10%, 6/1/07, Callable 6/1/03 @
  102, (FGIC Insured).............      1,400,000        1,406,132
Concord North Carolina Utilities
  Systems RB, 6.00%, 12/1/10,
  Callable 12/1/02 @ 102, Sinkable
  12/1/06 @ 100, (MBIA Insured)...      1,630,000        1,706,903
Craven County GO, 5.40%, 6/1/02,
  (MBIA Insured)..................      1,000,000        1,013,250
Cumberland County Civic Center
  Project CP, Series A, 6.20%,
  12/1/07, Callable 12/1/04 @ 102,
  (AMBAC Insured).................      1,535,000        1,637,722
Cumberland County Hospital
  Facility RB, Refunding, 5.25%,
  10/1/10, Callable 10/1/09 @
  101.............................        500,000          472,890
Dare County CP, Series A, 4.50%,
  5/1/04, (MBIA Insured)..........      1,000,000          975,490
Durham County GO, 5.75%, 2/1/07,
  Callable 2/1/02 @ 102...........        880,000          908,239
Durham, North Carolina GO, 5.40%,
  3/1/13, Callable 3/1/10 @
  101.5...........................        500,000          507,700
Fayetteville Public Works
  Commission Revenue, Series A,
  5.25%, 3/1/08, Callable 3/1/05 @
  102, (AMBAC Insured)............      1,280,000        1,283,187
Gaston County Public Facilities
  Project CP, 4.75%, 12/1/05,
  (MBIA Insured)..................      1,000,000          980,970
Gaston County UTGO, 5.70%, 3/1/05,
  Callable 3/1/04 @ 100.5, (MBIA
  Insured)........................      1,000,000        1,030,190
Housing Finance Agency Revenue,
  4.40%, 9/1/03, AMT..............        400,000          391,088
Housing Finance Agency, Series 4A,
  4.45%, 1/1/07, AMT..............        250,000          238,355
Housing Finance Agency, Series 4A,
  4.45%, 7/1/07, AMT..............        250,000          237,638
NORTH CAROLINA MUNICIPAL OBLIGATIONS, CONTINUED:
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
Housing Finance Agency, Series A1,
  Refunding, 4.65%, 1/1/04........    $   500,000     $    492,315
Housing Finance Agency, Series A1,
  Refunding, 4.75%, 1/1/05........        500,000          491,750
Iredell County, 4.75%, 2/1/12,
  Callable 2/1/07 @ 102...........        500,000          462,690
Iredell County Memorial Hospital
  Revenue, 5.10%, 10/1/11,
  Callable 10/1/07 @ 101, (AMBAC
  Insured)........................      1,000,000          974,460
Moore Medical Care Community
  Hospital Revenue, 5.20%,
  10/1/13, Callable 10/1/03 @
  102.............................        300,000          282,636
New Hanover County Medical Center
  Project Revenue, 4.25%, 10/1/10,
  Callable 10/1/09 @ 101, (MBIA
  Insured)........................        500,000          439,090
New Hanover County, NC Hospital
  Revenue Bond, 5.30%, 11/1/03....        500,000          506,775
North Carolina Medical Care
  Community Health Care RB, 4.75%,
  10/1/05.........................        500,000          480,215
North Carolina Medical Care
  Community Hospital, 5.75%,
  6/1/13, Callable 6/1/09 @ 102...        525,000          512,022
North Carolina Medical Care
  Community Hospital, Baptist
  Hospital Project, 3.50%,
  6/1/12..........................        500,000          500,000
North Carolina Municipal Power
  Agency #1, Catawba Electric
  Revenue, Refunding, 5.25%,
  1/1/09, (MBIA Insured)..........      1,500,000        1,490,085
Onslow County UTGO, 5.60%,
  3/1/05..........................      1,000,000        1,025,660
Orange County, North Carolina,
  5.30%, 4/1/14, Callable 4/1/10 @
  102.............................        500,000          495,660
Piedmont Triad Airport Authority
  Revenue, Refunding, 6.75%,
  7/1/10, Callable 7/1/00 @ 102,
  Sinkable 7/1/06 @100, (MBIA
  Insured)........................        500,000          511,735
Pitt County Memorial Hospital
  Revenue, 5.38%, 12/1/10,
  Callable 12/1/05 @ 102..........      1,000,000        1,008,630
Pitt County Public Facilities CP,
  Series A, 5.35%, 4/1/07, (MBIA
  Insured)........................        625,000          632,288
Raleigh UTGO, Refunding, 6.40%,
  3/1/02..........................      1,250,000        1,277,163
Union County Enterprise System
  Water Utility Improvement
  Revenue, 5.35%, 6/1/09, Callable
  6/1/06 @ 102, (MBIA Insured)....        500,000          505,370
University of North Carolina,
  Utility System RB, Refunding,
  5.00%, 8/1/09, Callable 8/1/02 @
  102.............................      1,460,000        1,448,685

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
NORTH CAROLINA TAX-FREE BOND FUND                                 APRIL 30, 2000

NORTH CAROLINA MUNICIPAL OBLIGATIONS, CONTINUED:
                                       PRINCIPAL         MARKET
                                         AMOUNT           VALUE
                                      ------------    -------------
Wake Forest University Education
  Facility, 5.00%, 11/1/12,
  Callable 11/1/07 @ 102, Sinkable
  11/1/09 @ 100...................    $   500,000     $    481,320
Wilkes County UTGO, Refunding,
  5.20%, 6/1/05, Callable 6/1/03 @
  101.............................      1,275,000        1,281,439
Winston Salem CP, Series A, 5.30%,
  6/1/09, Callable 6/1/06 @ 102,
  Sinkable 6/1/08 @ 100...........      1,000,000        1,007,470
Winston Salem State University
  Revenue, Refunding, 4.75%,
  1/1/10, Callable 1/1/09 @ 101,
  (MBIA Insured)..................        500,000          470,505
Winston Salem State University
  Revenue, Refunding, 4.85%,
  1/1/11, Callable 1/1/09 @ 101,
  (MBIA Insured)..................        500,000          469,330
Winston Salem Water & Sewer System
  RB, 6.30%, 6/1/06, Prerefunded
  6/1/02 @ 102....................      1,000,000        1,047,370
                                                      ------------
TOTAL NORTH CAROLINA MUNICIPAL OBLIGATIONS
  (Cost $37,245,193)..............................      36,927,601
                                                      ------------
TOTAL INVESTMENTS
  (Cost $37,245,193)(a) -- 98.6%..................      36,927,601
Other assets in excess of liabilities -- 1.4%.....         535,703
                                                      ------------
NET ASSETS -- 100.0%..............................    $ 37,463,304
                                                      ============

---------

                  (a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation...  $                  284,840
Unrealized depreciation...                    (602,432)
                            --------------------------
Net unrealized
  depreciation............  $                 (317,592)
                            ==========================

AMBAC -- American Municipal Bond Assurance Corp.
AMT -- Alternative Minimum Tax
CP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
UTGO -- Unlimited Tax General Obligation

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 2000

ASSETS:
Investments, at value (cost
  $37,245,193)........................                $36,927,601
Cash..................................                    100,201
Interest and dividends receivable.....                    584,836
Prepaid expenses......................                      7,753
                                                      -----------
  TOTAL ASSETS........................                 37,620,391
LIABILITIES:
Dividends payable.....................    $132,629
Payable for capital shares redeemed...         330
Accrued expenses and other payables:
  Investment advisory fees............       2,161
  Administration fees.................         803
  Distribution fees...................       1,218
  Other...............................      19,946
                                          --------
  TOTAL LIABILITIES...................                    157,087
                                                      -----------
NET ASSETS:
Capital...............................                 37,848,429
Accumulated undistributed (dividends
  in excess of) net investment
  income..............................                    (19,969)
Accumulated net realized loss from
  investment transactions.............                    (47,564)
Net unrealized depreciation from
  investments.........................                   (317,592)
                                                      -----------
NET ASSETS............................                $37,463,304
                                                      ===========
Class A
  Net Assets..........................                $ 4,553,505
  Shares..............................                    459,327
  Redemption price per share..........                $      9.91
                                                      ===========
Maximum Sales Charge--Class A.........                       2.75%
  Maximum Offering Price per share
    (100%/(100%-Maximum Sales Charge)
    of net asset value adjusted to the
    nearest cent).....................                $     10.19
                                                      ===========
Class B
  Net Assets..........................                $   448,963
  Shares..............................                     45,269
  Offering price per share*...........                $      9.92
                                                      ===========
Class C
  Net Assets..........................                $32,460,836
  Shares..............................                  3,274,420
  Offering and redemption price per
    share.............................                $      9.91
                                                      ===========

---------

                    *   Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME:
Interest income........................                $ 1,932,215
Dividend income........................                     41,397
                                                       -----------
  TOTAL INCOME.........................                  1,973,612
EXPENSES:
Investment advisory fees...............    $141,519
Administration fees....................      60,706
Distribution fees--Class A.............      23,616
Distribution fees--Class B.............       5,318
Custodian fees.........................      10,246
Fund accounting fees...................      37,439
Transfer agent fees....................      21,232
Other..................................      39,847
                                           --------
  Total expenses before voluntary fee
    reductions.........................                    339,923
  Expenses voluntarily reduced.........                    (25,921)
                                                       -----------
  Net Expenses.........................                    314,002
                                                       -----------
NET INVESTMENT INCOME..................                  1,659,610
                                                       -----------
REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain from investment
  transactions.........................                      5,046
Change in unrealized depreciation from
  investments..........................                 (2,155,715)
                                                       -----------
Net realized/unrealized loss from
  investments..........................                 (2,150,669)
                                                       -----------
Change in net assets resulting from
  operations...........................                $  (491,059)
                                                       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED APRIL 30,
                                                                ----------------------------
                                                                    2000            1999
                                                                ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................    $ 1,659,610     $ 1,821,618
  Net realized gains from investment transactions...........          5,046         138,635
  Change in unrealized appreciation (depreciation) from
    investments.............................................     (2,155,715)        725,806
                                                                -----------     -----------
Change in net assets resulting from operations..............       (491,059)      2,686,059
                                                                -----------     -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................       (181,790)       (192,663)
  In excess of net investment income........................         (2,548)             --
  From net realized gains from investment transactions......        (11,939)        (23,290)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................        (17,741)        (18,881)
  In excess of net investment income........................           (315)             --
  From net realized gains from investment transactions......         (1,248)         (2,692)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income................................     (1,460,079)     (1,610,074)
  In excess of net investment income........................        (20,843)             --
  From net realized gains from investment transactions......        (86,423)       (176,469)
                                                                -----------     -----------
Change in net assets from shareholder distributions.........     (1,782,926)     (2,024,069)
                                                                -----------     -----------
Change in net assets from capital transactions..............     (5,221,478)      1,665,646
                                                                -----------     -----------
Change in net assets........................................     (7,495,463)      2,327,636
NET ASSETS:
  Beginning of period.......................................     44,958,767      42,631,131
                                                                -----------     -----------
  End of period.............................................    $37,463,304     $44,958,767
                                                                ===========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND
Selected data for a share outstanding throughout the period indicated
  FINANCIAL HIGHLIGHTS, CLASS A

                                                                              FOR THE YEAR ENDED APRIL 30,
                                                                --------------------------------------------------------
                                                                  2000        1999        1998        1997        1996
                                                                --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period........................     $10.45      $10.30      $ 9.98      $10.04      $ 9.98
                                                                 ------      ------      ------      ------      ------
Investment Activities
  Net investment income.....................................       0.38        0.41        0.43        0.43        0.42
  Net realized and unrealized gains (losses) from
    investments.............................................      (0.51)       0.20        0.32        0.03        0.13
                                                                 ------      ------      ------      ------      ------
  Total from Investment Activities..........................      (0.13)       0.61        0.75        0.46        0.55
                                                                 ------      ------      ------      ------      ------
Distributions
  Net investment income.....................................      (0.38)      (0.41)      (0.43)      (0.43)      (0.42)
  In excess of net investment income........................      (0.01)         --          --          --          --
  Net realized gains........................................      (0.02)      (0.05)         --       (0.09)      (0.07)
                                                                 ------      ------      ------      ------      ------
  Total Distributions.......................................      (0.41)      (0.46)      (0.43)      (0.52)      (0.49)
                                                                 ------      ------      ------      ------      ------
Net Asset Value, End of Period..............................     $ 9.91      $10.45      $10.30      $ 9.98      $10.04
                                                                 ======      ======      ======      ======      ======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................      (1.15%)      5.96%       7.61%       4.71%       5.50%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................     $4,554      $4,870      $4,664      $3,823      $3,927
Ratio of expenses to average net assets.....................       0.98%       0.82%       0.69%       0.69%       0.68%
Ratio of net investment income to average net assets........       3.85%       3.89%       4.19%       4.31%       3.98%
Ratio of expenses to average net assets*....................       1.26%       1.26%       1.29%       1.30%       1.04%
Portfolio turnover rate**...................................         14%         11%         29%         34%         80%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.

  FINANCIAL HIGHLIGHTS, CLASS B

                                                                              FOR THE YEAR ENDED APRIL 30,
                                                                --------------------------------------------------------
                                                                  2000        1999        1998        1997        1996
                                                                --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period........................     $10.46      $10.30      $ 9.98      $10.04      $ 9.98
                                                                 ------      ------      ------      ------      ------
Investment Activities
  Net investment income.....................................       0.33        0.36        0.38        0.37        0.34
  Net realized and unrealized gains (losses) from
    investments.............................................      (0.51)       0.21        0.32        0.03        0.13
                                                                 ------      ------      ------      ------      ------
  Total from Investment Activities..........................      (0.18)       0.57        0.70        0.40        0.47
                                                                 ------      ------      ------      ------      ------
Distributions
  Net investment income.....................................      (0.33)      (0.36)      (0.38)      (0.37)      (0.34)
  In excess of net investment income........................      (0.01)         --          --          --          --
  Net realized gains........................................      (0.02)      (0.05)         --       (0.09)      (0.07)
                                                                 ------      ------      ------      ------      ------
  Total Distributions.......................................      (0.36)      (0.41)      (0.38)      (0.46)      (0.41)
                                                                 ------      ------      ------      ------      ------
Net Asset Value, End of Period..............................     $ 9.92      $10.46      $10.30      $ 9.98      $10.04
                                                                 ======      ======      ======      ======      ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      (1.64%)      5.53%       7.09%       4.11%       4.72%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................     $  449      $  570      $  511      $  430      $  393
Ratio of expenses to average net assets.....................       1.48%       1.32%       1.18%       1.27%       1.44%
Ratio of net investment income to average net assets........       3.34%       3.38%       3.70%       3.73%       3.30%
Ratio of expenses to average net assets*....................       1.76%       1.76%       1.78%       1.88%       1.80%
Portfolio turnover rate**...................................         14%         11%         29%         34%         80%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.

                                   CONTINUED

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND
Selected data for a share outstanding throughout the period indicated

  FINANCIAL HIGHLIGHTS, CLASS C

                                                                              FOR THE YEAR ENDED APRIL 30,
                                                                --------------------------------------------------------
                                                                  2000        1999        1998        1997        1996
                                                                --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period........................    $ 10.45     $ 10.30     $  9.98     $ 10.04     $  9.98
                                                                -------     -------     -------     -------     -------
Investment Activities
  Net investment income.....................................       0.41        0.43        0.46        0.46        0.44
  Net realized and unrealized gains (losses) from
    investments.............................................      (0.51)       0.20        0.32        0.03        0.13
                                                                -------     -------     -------     -------     -------
  Total from Investment Activities..........................      (0.10)       0.63        0.78        0.49        0.57
                                                                -------     -------     -------     -------     -------
Distributions
  Net investment income.....................................      (0.41)      (0.43)      (0.46)      (0.46)      (0.44)
  In excess of net investment income........................      (0.01)         --          --          --          --
  Net realized gains........................................      (0.02)      (0.05)         --       (0.09)      (0.07)
                                                                -------     -------     -------     -------     -------
  Total Distributions.......................................      (0.44)      (0.48)      (0.46)      (0.55)      (0.51)
                                                                -------     -------     -------     -------     -------
Net Asset Value, End of Period..............................    $  9.91     $ 10.45     $ 10.30     $  9.98     $ 10.04
                                                                =======     =======     =======     =======     =======
TOTAL RETURN................................................      (0.90%)      6.22%       7.89%       4.97%       5.78%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................    $32,461     $39,519     $37,456     $32,159     $37,009
Ratio of expenses to average net assets.....................       0.73%       0.56%       0.44%       0.44%       0.44%
Ratio of net investment income to average net assets........       4.09%       4.15%       4.44%       4.56%       4.32%
Ratio of expenses to average net assets*....................       0.76%       0.76%       0.79%       0.80%       0.80%
Portfolio turnover rate**...................................         14%         11%         29%         34%         80%

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                   **   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS
                        A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES
                        ISSUED.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
MONEY MARKET FUND                                                 APRIL 30, 2000

COMMERCIAL PAPER (74.0%)
                                       PRINCIPAL        AMORTIZED
                                         AMOUNT           COST
                                      ------------    -------------
AUTOMOTIVE (3.0%)
DaimlerChrysler Corp., 5.75%,
  5/17/00.........................    $ 4,000,000     $  3,989,778
                                                      ------------
BANKING & FINANCIAL SERVICES (23.6%)
American Express Co., 6.02%,
  5/25/00.........................      2,000,000        1,991,973
American Express Co., 5.87%,
  6/6/00..........................      1,500,000        1,491,195
Enterprise Funding Co., 6.08%,
  6/5/00 (b)......................      1,500,000        1,491,133
Enterprise Funding Co., 6.08%,
  6/20/00 (b).....................      2,000,000        1,983,111
First Data Corp., 6.00%,
  5/23/00.........................      2,000,000        1,992,667
Ford Motor Credit Corp., 6.01%,
  5/22/00.........................      3,000,000        2,989,483
Ford Motor Credit Corp., 5.72%,
  7/10/00.........................      2,000,000        1,977,756
General Electric Capital Corp.,
  5.92%, 10/10/00.................      1,000,000          973,360
General Electric Capital Corp.,
  5.95%, 10/20/00.................      1,000,000          971,572
General Electric Capital Corp.,
  6.00%, 10/27/00.................      1,000,000          970,167
General Motors Acceptance Corp.,
  5.88%, 5/15/00..................      3,000,000        2,993,140
Goldman Sachs Co., 5.91%,
  5/1/00..........................      1,500,000        1,500,000
Goldman Sachs Co., 5.91%,
  5/12/00.........................      2,000,000        1,996,388
Kitty Hawk Funding, 5.91%,
  5/3/00 (b)......................      2,000,000        1,999,343
Salomon Smith Barney Holdings Co.,
  5.93%, 5/5/00...................      3,000,000        2,998,024
Three Pillars Funding Corp.,
  6.06%, 5/10/00 (b)..............      3,000,000        2,995,455
                                                      ------------
                                                        31,314,767
                                                      ------------
CHEMICALS (3.4%)
E.I. du Pont de Nemours & Co.,
  5.75%, 5/2/00...................      1,000,000          999,840
E.I. du Pont de Nemours & Co.,
  5.87%, 6/2/00...................      1,000,000          994,782
Monsanto Co., 6.07%, 6/8/00.......      2,500,000        2,483,982
                                                      ------------
                                                         4,478,604
                                                      ------------
COMPUTER INDUSTRY (5.2%)
IBM Corp., 5.90%, 5/26/00.........      4,000,000        3,983,611
Lucent Technologies, 6.04%,
  6/12/00.........................      3,000,000        2,978,860
                                                      ------------
                                                         6,962,471
                                                      ------------
CONSUMER GOODS AND SERVICES (3.0%)
Proctor & Gamble Co., 6.09%,
  5/24/00.........................      2,000,000        1,992,218
Proctor & Gamble Co., 6.02%,
  6/9/00..........................      2,000,000        1,986,957
                                                      ------------
                                                         3,979,175
                                                      ------------
ENERGY (6.0%)
Chevron Corp., 6.02%, 5/23/00.....      2,000,000        1,992,642
Duke Energy Corp., 5.98%,
  5/8/00..........................      2,000,000        1,997,674
Duke Energy Corp., 5.84%,
  5/19/00.........................      2,000,000        1,994,160
COMMERCIAL PAPER, CONTINUED:
                                       PRINCIPAL        AMORTIZED
                                         AMOUNT           COST
                                      ------------    -------------
Emerson Electric, 6.00%,
  5/17/00.........................    $ 2,000,000     $  1,994,667
                                                      ------------
                                                         7,979,143
                                                      ------------
ENTERTAINMENT (2.2%)
Walt Disney Co., 5.98%, 5/15/00...      2,930,000        2,923,186
                                                      ------------
FOOD AND BEVERAGES (10.6%)
Coca Cola Co., 5.97%, 5/30/00.....      4,000,000        3,980,763
H.J. Heinz Corp., 6.03%,
  5/16/00.........................      4,200,000        4,189,448
Pepsico, Inc., 6.00%, 5/1/00......      4,000,000        4,000,000
Sara Lee Corp., 5.86%, 6/29/00....      2,000,000        1,980,792
                                                      ------------
                                                        14,151,003
                                                      ------------
HEALTH CARE (5.8%)
Abbott Labs, 5.98%, 5/9/00........      2,000,000        1,997,342
Becton, Dickinson & Co., 5.86%,
  5/1/00 (b)......................      1,500,000        1,500,000
Becton, Dickinson & Co., 6.18%,
  6/15/00.........................      2,225,000        2,207,812
Glaxo Wellcome PLC, 6.05%, 6/13/00
  (b).............................      2,000,000        1,985,547
                                                      ------------
                                                         7,690,701
                                                      ------------
MEDIA (2.2%)
Gannett Co., 6.05%, 6/12/00.......      3,000,000        2,978,820
                                                      ------------
TELECOMMUNICATIONS (3.0%)
AT&T Corp., 5.98%, 5/4/00.........      1,500,000        1,499,253
AT&T Corp., 5.88%, 5/8/00.........      2,500,000        2,497,141
                                                      ------------
                                                         3,996,394
                                                      ------------
TRANSPORTATION & SHIPPING (3.7%)
United Parcel Services, 5.97%,
  5/8/00..........................      3,000,000        2,996,518
United Parcel Services, 5.88%,
  6/19/00.........................      2,000,000        1,983,993
                                                      ------------
                                                         4,980,511
                                                      ------------
UTILITIES (2.3%)
National Rural Utilities, 6.00%,
  5/2/00..........................      3,000,000        2,999,500
                                                      ------------
TOTAL COMMERCIAL PAPER
  (Amortized Cost $98,424,053)....................      98,424,053
                                                      ------------
FEDERAL HOME LOAN BANK (15.8%)
5.88%, 5/1/00.....................     10,000,000       10,000,001
5.15%, 5/10/00....................        610,000          609,892
5.10%, 5/11/00....................      2,000,000        1,999,564
6.02%, 6/13/00....................      2,620,000        2,601,912
6.04%, 6/21/00....................      1,000,000        1,000,397
6.01%, 7/5/00.....................      2,000,000        1,979,164
5.14%, 7/20/00....................      2,895,000        2,887,223
                                                      ------------
                                                        21,078,153
                                                      ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.6%)
5.83%, 5/18/00....................      1,500,000        1,496,083
6.14%, 6/22/00....................      2,000,000        1,983,216
6.14%, 7/6/00.....................      2,000,000        1,978,697

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
MONEY MARKET FUND                                                 APRIL 30, 2000

COMMERCIAL PAPER, CONTINUED:
                                       PRINCIPAL        AMORTIZED
                                         AMOUNT           COST
                                      ------------    -------------
6.36%, 8/16/00....................    $ 2,000,000     $  2,002,420
                                                      ------------
                                                         7,460,416
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES (Amortized
  Cost $28,538,569)                                     28,538,569
                                                      ------------

INVESTMENT COMPANIES (4.8%)
                                                         MARKET
                                         SHARES           VALUE
                                      ------------    -------------
Goldman Sachs Financial Square
  Prime Money Market Fund.........      4,024,809        4,024,809
Provident Institutional Temporary
  Investment Fund.................      2,342,854        2,342,854
                                                      ------------
TOTAL INVESTMENT COMPANIES
  (Cost $6,367,663)...............................       6,367,663
                                                      ------------
TOTAL INVESTMENTS
  (Amortized Cost $133,330,285)(a) -- 100.2%......     133,330,285
Liabilities in excess of other assets -- (0.2)%...        (222,340)
                                                      ------------
NET ASSETS -- 100.0%                                  $133,107,945
                                                      ============

---------

                  (a)   Cost for federal income tax and financial reporting purposes are the same.
                  (b)   Security exempt from registration under Rule 144A of the
                        Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities have been deemed to be liquid based on procedures approved by the Board of
                        Directors.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MONEY MARKET FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 2000

ASSETS:
Investments, at value (cost
  $133,330,285)......................                $133,330,285
Interest and dividends receivable....                     414,984
Deferred organization costs..........                      19,411
Prepaid expenses.....................                       9,619
                                                     ------------
  TOTAL ASSETS.......................                 133,774,299
LIABILITIES:
Dividends payable....................    $599,948
Payable for capital shares
  redeemed...........................       7,566
Accrued expenses and other payables:
  Investment advisory fees...........       2,616
  Administration fees................         645
  Distribution fees--Class A.........      14,130
  Service fees--Class A..............      10,362
  Other..............................      31,087
                                         --------
  TOTAL LIABILITIES..................                     666,354
                                                     ------------
NET ASSETS:
Capital..............................                 133,117,433
Accumulated net realized loss from
  investment transactions............                      (9,488)
                                                     ------------
NET ASSETS...........................                $133,107,945
                                                     ============
Class A
  Net Assets.........................                $ 55,063,477
  Shares.............................                  55,067,678
  Offering and redemption price per
    share............................                $       1.00
                                                     ============
Class C
  Net Assets.........................                $ 78,044,468
  Shares.............................                  78,049,755
  Offering and redemption price per
    share............................                $       1.00
                                                     ============

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME:
Interest income......................                $  5,838,648
Dividend income......................                     292,612
                                                     ------------
  TOTAL INCOME.......................                   6,131,260
EXPENSES:
Investment advisory fees.............    $312,754
Administration fees..................     157,461
Distribution fees--Class A...........     207,710
Service fees--Class A................     103,853
Custodian fees.......................      27,314
Fund accounting fees.................      38,185
Transfer agent fees..................      34,006
Other................................      84,204
                                         --------
  Total expenses before voluntary fee
    reductions or reimbursements.....                     965,487
  Expenses voluntarily reduced or
    reimbursed.......................                    (439,947)
                                                     ------------
  Net Expenses.......................                     525,540
                                                     ------------
NET INVESTMENT INCOME................                   5,605,720
                                                     ------------
REALIZED LOSS FROM INVESTMENTS:
Net realized loss from investment
  transactions.......................                      (9,488)
                                                     ------------
Change in net assets resulting from
  operations.........................                $  5,596,232
                                                     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MONEY MARKET FUND
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE          FOR THE
                                                                 YEAR ENDED     PERIOD ENDED
                                                                 APRIL 30,        APRIL 30,
                                                                    2000          1999 (A)
                                                                ------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................    $  5,605,720    $   2,593,267
  Net realized losses from investment transactions..........          (9,488)              --
                                                                ------------    -------------
Change in net assets resulting from operations..............       5,596,232        2,593,267
                                                                ------------    -------------
DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................      (2,037,325)            (616)
DIVIDENDS TO CLASS C SHAREHOLDERS:
  From net investment income................................      (3,568,395)      (2,592,651)
                                                                ------------    -------------
Change in net assets from shareholder dividends.............      (5,605,720)      (2,593,267)
                                                                ------------    -------------
Change in net assets from capital transactions..............      68,905,851       64,211,582
                                                                ------------    -------------
Change in net assets........................................      68,896,363       64,211,582
NET ASSETS:
  Beginning of period.......................................      64,211,582               --
                                                                ------------    -------------
  End of period.............................................    $133,107,945    $  64,211,582
                                                                ============    =============

---------

                  (a) For the period from June 1, 1998 (commencement of operations) to April 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MONEY MARKET FUND
Selected data for a share outstanding throughout the period indicated
  FINANCIAL HIGHLIGHTS, CLASS A

                                                                  FOR THE         FOR THE
                                                                YEAR ENDED     PERIOD ENDED
                                                                 APRIL 30,       APRIL 30,
                                                                   2000          1999 (A)
                                                                -----------    -------------
Net Asset Value, Beginning of Period........................      $  1.00         $ 1.00
                                                                  -------         ------
Investment Activities
  Net investment income.....................................        0.046          0.038
                                                                  -------         ------
  Total from Investment Activities..........................        0.046          0.038
                                                                  -------         ------
Dividends
  Net investment income.....................................       (0.046)        (0.038)
                                                                  -------         ------
  Total Dividends...........................................       (0.046)        (0.038)
                                                                  -------         ------
Net Asset Value, End of Period..............................      $  1.00         $ 1.00
                                                                  =======         ======
TOTAL RETURN................................................         4.75%          3.91%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................      $55,063         $   27
Ratio of expenses to average net assets.....................         0.83%          0.92%(b)
Ratio of net investment income to average net assets........         4.90%          4.15%(b)
Ratio of expenses to average net assets*....................         1.33%          1.46%(b)

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                  (a)   FOR THE PERIOD FROM JUNE 1, 1998 (COMMENCEMENT OF
                        OPERATIONS) TO APRIL 30, 1999.
                  (b)   ANNUALIZED.
                  (c)   NOT ANNUALIZED.

  FINANCIAL HIGHLIGHTS, CLASS C

                                                                  FOR THE         FOR THE
                                                                YEAR ENDED     PERIOD ENDED
                                                                 APRIL 30,       APRIL 30,
                                                                   2000          1999 (A)
                                                                -----------    -------------
Net Asset Value, Beginning of Period........................      $  1.00         $  1.00
                                                                  -------         -------
Investment Activities
  Net investment income.....................................        0.052           0.046
                                                                  -------         -------
  Total from Investment Activities..........................        0.052           0.046
                                                                  -------         -------
Dividends
  Net investment income.....................................       (0.052)         (0.046)
                                                                  -------         -------
  Total Dividends...........................................       (0.052)         (0.046)
                                                                  -------         -------
Net Asset Value, End of Period..............................      $  1.00         $  1.00
                                                                  =======         =======
TOTAL RETURN................................................         5.37%           4.70%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)...........................      $78,044         $64,184
Ratio of expenses to average net assets.....................         0.27%           0.20%(b)
Ratio of net investment income to average net assets........         5.27%           5.00%(b)
Ratio of expenses to average net assets*....................         0.61%           0.72%(b)

                    *   DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED
                        AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR
                        REIMBURSEMENTS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN
                        AS INDICATED.
                  (a)   FOR THE PERIOD FROM JUNE 1, 1998 (COMMENCEMENT OF
                        OPERATIONS) TO APRIL 30, 1999.
                  (b)   ANNUALIZED.
                  (c)   NOT ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CENTURA FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000
 1. ORGANIZATION

    Centura Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was organized as a Maryland corporation on March 1, 1994. At April 30, 2000 the Company consisted of seven separate investment portfolios: Centura Large Cap Equity Fund, Centura Mid Cap Equity Fund, Centura Small Cap Equity Fund, Centura Government Income Fund, Centura Quality Income Fund which commenced operations on May 11, 1999, Centura North Carolina Tax-Free Bond Fund and Centura Money Market Fund (individually, the "Fund", and collectively, the "Funds").

   The Funds, except the Money Market Fund, offer three classes of shares known as Class A, Class B and Class C shares. At April 30, 2000, the Quality Income Fund had no Class B shares outstanding and therefore no operations for such shares are shown. The Money Market Fund offers only Class A and Class C Shares.

   Class A shares are offered with a maximum front-end sales charge of 4.50% for the Large Cap Equity Fund, Mid Cap Equity Fund, and Small Cap Equity Fund; 2.75% for the Government Income Fund, Quality Income Fund and North Carolina Tax-Free Bond Fund. Class B shares are offered at net asset value but are subject to a contingent deferred sales charge ("CDSC"). In addition, Class A and Class B shares pay ongoing distribution fees. Class B shares will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of their purchase date. Class C shares are offered to accounts managed by the Advisor's Trust Department and to non-profit institutions who invest at least $100,000.

   The Funds' investment objectives are as follows:

   LARGE CAP EQUITY FUND -- Long-term capital appreciation. The Fund normally invests at least 65% of its total assets in equity securities of large U.S. companies each having $3 billion or more in market capitalization at the time of purchase by the Funds. Investments include common stocks, convertible preferred stocks and convertible bonds, notes and debentures.

   MID CAP EQUITY FUND -- Long-term capital appreciation. The Fund normally invests at least 65% of its total assets in equity securities of mid-sized companies that fall within the range of companies in the S&P MidCap 400 Composite Price Index at the time of purchase by the Fund. Investments are primarily in common stocks, but also may include convertible preferred stocks and convertible bonds, notes and debentures.

   SMALL CAP EQUITY FUND -- Long-term capital appreciation. The Fund normally invests at least 65% of its total assets in the equity securities of small companies. Small companies are defined as those with market capitalizations that fall within the range of the companies in the S&P SmallCap 600 Index at the time of purchase by the Fund. Investments are primarily common stocks but also include preferred stocks and securities convertible into stock.

   GOVERNMENT INCOME FUND -- Relatively high current income consistent with relative stability of principal and safety. The Fund normally invests at least 65% of its total assets in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). In general, its investments will have maximum maturities of ten years.

   QUALITY INCOME FUND -- Current income and capital appreciation. The Fund normally invests at least 65% of its total assets in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and corporate debt obligations as well as other fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. At least 70% of the Fund's fixed income securities will be rated in one of the three highest categories by nationally recognized statistical rating organizations or unrated securities of comparable quality.

   NORTH CAROLINA TAX-FREE BOND FUND -- High current income that is free from both federal income tax and North Carolina personal income tax, together with relative safety of principal. The Fund invests primarily in obligations issued by the State of North Carolina, its political subdivisions, and their agencies and instrumentalities.

   MONEY MARKET FUND -- As high a level of current income as is consistent with preservation of capital and liquidity. The Fund invests in a broad range of high quality, short-term, money market instruments that have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days.

                                    CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 2000

 2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITY VALUATION:

    Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which approximates market value, as approved by the Board of Directors. The Money Market Fund reflects its securities at amortized cost, which approximates market value, except for investments in other money market funds, which are priced at net asset value.

   The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Directors.

   INVESTMENT TRANSACTIONS:

    Security transactions in the Funds are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Securities gains and losses are calculated on the identified cost basis.

   ORGANIZATION EXPENSES:

    Costs incurred in connection with the organization and initial registration of the Company, which have been allocated among the Funds, have been deferred and are being amortized over a five year period, beginning with each Fund's commencement of operations, except for the Quality Income Fund which was expensed as incurred.

   ALLOCATION OF EXPENSES:

    Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Company in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

   FINANCIAL INSTRUMENTS:

    Certain Funds may purchase and write (sell) put and call options on securities, currencies and indices of securities (collectively, an "underlying asset"). These transactions are to hedge against changes in interest rates, security prices, currency fluctuations and other market developments, or for purposes of earning additional income (i.e. speculation).

   The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

   In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price

                                    CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 2000
   different from the current market value. Written options involve financial risk which may exceed amounts reflected in the accompanying financial statements.

   The table below reflects the Government Income Fund's activity in written options, all of which were for purposes of earning additional income, during the fiscal year. The Notional Amount column represents the notional amount of underlying assets subject to such written options. The Premiums column represents the premiums paid by the option counterparties to the Fund in connection with entering into the written options. No other Funds engaged in written option contracts during the year ended April 30, 2000.

   WRITTEN OPTION ACTIVITIES FOR THE YEAR ENDED APRIL 30, 2000:

                                                                         PUT OPTIONS
                                                                   ------------------------
                                                                    NOTIONAL
                                                                     AMOUNT       PREMIUMS
                                                                   ----------    ----------
   Balance at beginning of year................................     5,000,000     $ 19,922
   Options exercised...........................................    (5,000,000)     (19,922)
                                                                   ----------     --------
   Options outstanding at end of period........................            --     $     --
                                                                   ==========     ========

   FEDERAL INCOME TAXES:

    Each Fund's policy is to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all taxable and tax-exempt income for their fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax.

   For federal income tax purposes, the following Fund's had capital loss carryforwards as of April 30, 2000, which are available to offset future capital gains, if any:

                                                                     AMOUNT       EXPIRES
                                                                   -----------    --------
   Government Income Fund......................................    $1,208,439       2008
   Quality Income Fund.........................................       301,899       2008
   Money Market Fund...........................................           217       2008

   DIVIDENDS TO SHAREHOLDERS:

    The Large Cap Equity Fund, Mid Cap Equity Fund, and Small Cap Equity Fund declare and pay dividends of substantially all of their net investment income monthly. The Government Income Fund, Quality Income Fund, North Carolina Tax-Free Bond Fund and Money Market Fund declare dividends of substantially all of their net investment income daily and pay those dividends monthly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

   These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                    CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 2000

   As of April 30, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                                    ACCUMULATED       ACCUMULATED
                                                                   UNDISTRIBUTED      NET REALIZED
                                                                   NET INVESTMENT    GAIN/(LOSS) ON
                                                                       INCOME         INVESTMENTS
                                                                   --------------    --------------
   Large Cap Equity Fund.......................................       $135,328        $(6,203,356)
   Mid Cap Equity Fund.........................................        130,756         (2,077,518)
   Small Cap Equity Fund.......................................        245,905           (245,905)
   Quality Income Fund.........................................          4,068                 --

 3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Centura Bank ("Advisor") serves as the Company's Investment Advisor and custodian. Sovereign Advisers serves as sub-investment Advisor to the Quality Income Fund. Pursuant to the Advisory Contracts, the Advisor manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of investment securities directly with brokers and dealers selected at its discretion. For furnishing custodial services, Centura Bank is paid a monthly fee with respect to the Funds at an annual rate based on 0.025% of average daily net assets.

   BISYS Fund Services, Inc. ("BISYS") serves as the Funds' administrator ("the Administrator"), transfer agent, and fund accounting agent. Services provided under the Administrative Services Contract include providing day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records and the preparation of reports. Services provided under the Transfer Agency Agreement include providing personnel and facilities to perform shareholder servicing and transfer agency related services. The terms of the Administrative Services Contract and Fund Accounting Contract provide for annual fees based on a percentage of average daily net assets. The Transfer Agency Agreement provides for a per account fee in connection with shareholder servicing.

   Centura Funds Distributor, Inc. ("the Distributor") acts as the Funds' Distributor. The Distributor is an affiliate of the Funds' Administrator and was formed specifically to distribute the Funds.

   Each of the Funds has adopted a Master Distribution Plan (the "Plan") with respect to its Class A and Class B shares. The Plans provide that each class of shares will pay the Distributor a fee calculated as a percentage of the value of average daily net assets of that class as reimbursement for its costs incurred in financing certain distribution and shareholder service activities related to that class.

   The Class A Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to its Class A shares. Such fees may include a Service Fee totaling up to 0.25% of the average daily net assets attributable to a Fund's Class A shares. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders. Currently, the Distributor has undertaken to limit 12b-1 fees for Class A Shares to 0.30% for the Money Market Fund and 0.25% for each other Fund.

   The Class B Plan provides for payments by the Fund to the Distributor at an annual rate not to exceed 1.00% of the Fund's average daily net assets attributable to its Class B shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class B shares. Currently, the Distributor has undertaken to limit 12b-1 fees for class B shares to 0.75% for Government Income Fund, Quality Income Fund and North Carolina Tax-Free Bond Fund.

                                    CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 2000

   For the year ended April 30, 2000, fees waived and reimbursed by the Advisor, Administrator and Distributor are listed below:

                               INVESTMENT ADVISORY FEES
                          ----------------------------------                          12B-1 FEES
                          ANNUAL FEES AS                                              VOLUNTARILY
                          A PERCENTAGE OF                       ADMINISTRATION          REDUCED           SERVICE FEES
                           AVERAGE DAILY    FEES VOLUNTARILY   FEES VOLUNTARILY   -------------------     VOLUNTARILY
                            NET ASSETS          REDUCED            REDUCED        CLASS A    CLASS B    REDUCED CLASS A
                          ---------------   ----------------   ----------------   --------   --------   ----------------
   Large Cap Equity
     Fund...............        0.70%           $     --           $     --       $35,650     $   --        $    --
   Mid Cap Equity
     Fund...............        0.70%                 --                 --        71,734         --             --
   Small Cap Equity
     Fund...............        0.70%                 --                 --        15,223         --             --
   Government Income
     Fund...............        0.30%                 --                 --        13,848        560             --
   Quality Income
     Fund*..............        0.60%              5,854                 --            90         --             --
   North Carolina Tax-
     Free Bond Fund.....        0.35%              5,361              7,423        11,808      1,329             --
   Money Market Fund....        0.30%            204,281            124,631        80,495         --         13,311


                          OTHER EXPENSES
                            VOLUNTARILY
                            REIMBURSED
                          ---------------
   Large Cap Equity
     Fund...............      $    --
   Mid Cap Equity
     Fund...............           --
   Small Cap Equity
     Fund...............           --
   Government Income
     Fund...............           --
   Quality Income
     Fund*..............           --
   North Carolina Tax-
     Free Bond Fund.....           --
   Money Market Fund....       17,229

   ------------

    * For the period from May 11, 1999 (commencement of operations) to April 30, 2000.

   In addition, the Distributor also retains a portion of the front-end sales charge. The following is a summary of dealer commissions paid to the Distributor and Centura Bank for Class A shares for the year ended April 30, 2000:

                                                                   DISTRIBUTOR    CENTURA BANK
                                                                   -----------    -------------
   Large Cap Equity Fund.......................................      $1,162          $ 8,356
   Mid Cap Equity Fund.........................................         474           10,451
   Small Cap Equity Fund.......................................         172            2,886
   Government Income Fund......................................          56              607
   North Carolina Tax-Free Bond Fund...........................         824               --

   The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares. The following is a summary of the dealer commissions paid to the Distributor and Centura Bank for Class B shares for the year ended April 30, 2000:

                                                                   DISTRIBUTOR    CENTURA BANK
                                                                   -----------    -------------
   Large Cap Equity Fund.......................................      $2,367          $15,372
   Mid Cap Equity Fund.........................................       1,192           16,535
   Small Cap Equity Fund.......................................         273            3,252
   Government Income Fund......................................          --              388
   Quality Income Fund *.......................................           4               --

   ------------

    * For the period from May 11, 1999 (commencement of operations) to April 30, 2000.

 4. CONCENTRATION OF CREDIT RISK

    The North Carolina Tax-Free Bond Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations issued by the State of North Carolina and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the state of North Carolina.

                                    CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 2000

   The North Carolina Tax-Free Bond Fund had the following concentrations by sector at April 30, 2000 (as a percentage of total investments):

   General Obligation..........................................      31.5%
   Hospitals...................................................      21.4%
   Utilities...................................................      19.9%
   Certificates of Participation...............................      14.0%
   Universities................................................       4.1%
   Housing.....................................................       5.1%
   Recreational................................................       2.7%
   Airport.....................................................       1.3%
                                                                   ------
                                                                    100.0%
                                                                   ======

 5. SECURITIES TRANSACTIONS

    The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended April 30, 2000 were as follows:

                                                                     PURCHASES          SALES
                                                                   -------------    -------------
   Large Cap Equity Fund.......................................    $164,639,192     $117,743,104
   Mid Cap Equity Fund.........................................      82,849,967      153,077,637
   Small Cap Equity Fund.......................................      87,422,280       99,343,100
   Government Income Fund......................................      44,818,034      112,391,074
   Quality Income Fund *.......................................     183,126,461      120,934,381
   North Carolina Tax-Free Bond Fund...........................       5,484,779        9,682,077

   ------------

    * For the period from May 11, 1999 (commencement of operations) to April 30, 2000.

 6. CAPITAL SHARE TRANSACTIONS

    The Company is authorized to issue 1.05 billion shares of capital stock with a par value of $.001. Transactions in shares of the Funds are summarized below:

                                    CONTINUED

    CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 2000

                                           LARGE CAP EQUITY                 MID CAP EQUITY                 SMALL CAP EQUITY
                                                 FUND                            FUND                            FUND
                                     ----------------------------    -----------------------------    ---------------------------
                                       FOR THE         FOR THE          FOR THE         FOR THE         FOR THE         FOR THE
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                      APRIL 30,       APRIL 30,        APRIL 30,       APRIL 30,       APRIL 30,       APRIL 30,
                                         2000            1999            2000             1999            2000           1999
                                     ------------    ------------    -------------    ------------    ------------    -----------
CAPITAL TRANSACTIONS:
CLASS A
  Proceeds from shares issued....    $ 18,366,226    $    816,895    $  23,439,125    $  1,806,499    $  6,001,578    $ 1,244,625
  Dividends reinvested...........         276,475         142,313        7,305,081       1,660,521       1,140,174        264,282
  Cost of shares redeemed........      (4,038,784)       (309,940)     (12,693,729)     (2,762,882)     (3,240,141)      (932,624)
                                     ------------    ------------    -------------    ------------    ------------    -----------
  Class A capital transactions...    $ 14,603,917    $    649,268    $  18,050,477    $    704,138    $  3,901,611    $   576,283
                                     ------------    ------------    -------------    ------------    ------------    -----------
CLASS B
  Proceeds from shares issued....    $  3,980,071    $  1,605,066    $   1,236,786    $  2,780,308    $    262,005    $ 1,435,855
  Dividends reinvested...........         116,388         229,546        3,984,051       2,276,470         830,828        427,617
  Cost of shares redeemed........      (1,161,041)       (201,825)      (6,359,323)     (3,103,277)     (1,631,254)      (842,111)
                                     ------------    ------------    -------------    ------------    ------------    -----------
  Class B capital transactions...    $  2,935,418    $  1,632,787    $  (1,138,486)   $  1,953,501    $   (538,421)   $ 1,021,361
                                     ------------    ------------    -------------    ------------    ------------    -----------
CLASS C
  Proceeds from shares issued....    $113,306,139    $ 72,619,940    $  39,926,614    $ 28,727,345    $ 12,396,052    $10,883,038
  Dividends reinvested...........       3,132,857       7,460,161       18,881,890      18,969,157       3,663,016      2,388,916
  Cost of shares redeemed........     (82,824,997)    (18,400,519)    (111,440,207)    (78,648,661)    (26,186,102)    (9,950,538)
                                     ------------    ------------    -------------    ------------    ------------    -----------
  Class C capital transactions...    $ 33,613,999    $ 61,679,582    $ (52,631,703)   $(30,952,159)   $(10,127,034)   $ 3,321,416
                                     ------------    ------------    -------------    ------------    ------------    -----------
Net increase (decrease) from
  capital transactions...........    $ 51,153,334    $ 63,961,637    $ (35,719,712)   $(28,294,520)   $ (6,763,844)   $ 4,919,060
                                     ============    ============    =============    ============    ============    ===========
SHARE TRANSACTIONS:
CLASS A
  Issued.........................       1,310,974          64,084        1,545,411         119,307         461,636         93,816
  Reinvested.....................          18,598          11,887          595,364         119,209         102,904         21,841
  Redeemed.......................        (274,440)        (25,140)        (889,630)       (186,812)       (254,254)       (75,628)
                                     ------------    ------------    -------------    ------------    ------------    -----------
  Change in Class A Shares.......       1,055,132          50,831        1,251,145          51,704         310,286         40,029
                                     ------------    ------------    -------------    ------------    ------------    -----------
CLASS B
  Issued.........................         271,293         125,170           91,482         187,852          21,298        111,125
  Reinvested.....................           7,918          19,271          337,057         167,222          76,786         35,754
  Redeemed.......................         (78,441)        (16,271)        (438,595)       (215,399)       (130,568)       (69,687)
                                     ------------    ------------    -------------    ------------    ------------    -----------
  Change in Class B Shares.......         200,770         128,170          (10,056)        139,675         (32,484)        77,192
                                     ------------    ------------    -------------    ------------    ------------    -----------
CLASS C
  Issued.........................       7,816,777       5,804,044        2,933,964       1,924,313         986,472        872,066
  Reinvested.....................         211,311         622,999        1,527,465       1,358,439         328,817        197,105
  Redeemed.......................      (5,694,408)     (1,463,451)      (7,492,265)     (5,380,575)     (2,036,699)      (812,897)
                                     ------------    ------------    -------------    ------------    ------------    -----------
  Change in Class C Shares.......       2,333,680       4,963,592       (3,030,836)     (2,097,823)       (721,410)       256,274
                                     ------------    ------------    -------------    ------------    ------------    -----------
Net increase (decrease) from
  share transactions.............       3,589,582       5,142,593       (1,789,747)     (1,906,444)       (443,608)       373,495
                                     ============    ============    =============    ============    ============    ===========

                                    CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 2000

                                                                                        QUALITY
                                                          GOVERNMENT INCOME             INCOME          NORTH CAROLINA TAX-FREE
                                                                FUND                     FUND                  BOND FUND
                                                    -----------------------------    -------------    ---------------------------
                                                       FOR THE         FOR THE          FOR THE         FOR THE         FOR THE
                                                     YEAR ENDED       YEAR ENDED     PERIOD ENDED      YEAR ENDED     YEAR ENDED
                                                      APRIL 30,       APRIL 30,        APRIL 30,       APRIL 30,       APRIL 30,
                                                        2000             1999          2000 (A)           2000           1999
                                                    -------------    ------------    -------------    ------------    -----------
CAPITAL TRANSACTIONS:
CLASS A
  Proceeds from shares issued...................    $   7,733,774    $    285,888    $     376,989    $    215,992    $   332,162
  Dividends reinvested..........................          285,180          34,263            6,908         182,289        204,388
  Cost of shares redeemed.......................       (4,042,854)       (164,373)        (135,660)       (459,396)      (400,229)
                                                    -------------    ------------    -------------    ------------    -----------
  Class A capital transactions..................    $   3,976,100    $    155,778    $     248,237    $    (61,115)   $   136,321
                                                    -------------    ------------    -------------    ------------    -----------
CLASS B
  Proceeds from shares issued...................    $      82,167    $    127,022    $          --    $     57,245    $    58,679
  Dividends reinvested..........................            9,232           9,923               --          15,753         18,903
  Cost of shares redeemed.......................          (46,328)        (68,139)              --        (164,490)       (25,919)
                                                    -------------    ------------    -------------    ------------    -----------
  Class B capital transactions..................    $      45,071    $     68,806    $          --    $    (91,492)   $    51,663
                                                    -------------    ------------    -------------    ------------    -----------
CLASS C
  Proceeds from shares issued...................    $  40,867,076    $ 34,025,484    $  97,963,538    $  8,977,205    $ 7,898,545
  Dividends reinvested..........................        2,097,378       6,333,808          898,945         120,445        195,600
  Cost of shares redeemed.......................     (114,867,763)    (50,904,535)     (27,492,041)    (14,166,521)    (6,616,483)
                                                    -------------    ------------    -------------    ------------    -----------
  Class C capital transactions..................    $ (71,903,309)   $(10,545,243)   $  71,370,442    $ (5,068,871)   $ 1,477,662
                                                    -------------    ------------    -------------    ------------    -----------
Net increase (decrease) from capital
  transactions..................................    $ (67,882,138)   $(10,320,659)   $  71,618,679    $ (5,221,478)   $ 1,665,646
                                                    =============    ============    =============    ============    ===========
SHARE TRANSACTIONS:
CLASS A
  Issued........................................          783,712          28,191           38,602          21,213         31,533
  Reinvested....................................           29,185           3,348              715          18,069         19,455
  Redeemed......................................         (415,464)        (16,108)         (14,029)        (45,807)       (38,041)
                                                    -------------    ------------    -------------    ------------    -----------
  Change in Class A Shares......................          397,433          15,431           25,288          (6,525)        12,947
                                                    -------------    ------------    -------------    ------------    -----------
CLASS B
  Issued........................................            8,386          12,342               --           5,589          5,555
  Reinvested....................................              943             971               --           1,559          1,798
  Redeemed......................................           (4,762)         (6,665)              --         (16,399)        (2,454)
                                                    -------------    ------------    -------------    ------------    -----------
  Change in Class B Shares......................            4,567           6,648               --          (9,251)         4,899
                                                    -------------    ------------    -------------    ------------    -----------
CLASS C
  Issued........................................        4,163,117       3,323,824       10,065,921         891,212        754,342
  Reinvested....................................          213,420         618,807           92,808          11,968         18,519
  Redeemed......................................      (11,700,031)     (4,982,025)      (2,836,652)     (1,409,004)      (630,036)
                                                    -------------    ------------    -------------    ------------    -----------
  Change in Class C Shares......................       (7,323,494)     (1,039,394)       7,322,077        (505,824)       142,825
                                                    -------------    ------------    -------------    ------------    -----------
Net increase from share transactions............       (6,921,494)     (1,017,315)       7,347,365        (521,600)       160,671
                                                    =============    ============    =============    ============    ===========

(a) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.

                                    CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 2000

                                                                         MONEY MARKET
                                                                             FUND
                                                                ------------------------------
                                                                   FOR THE          FOR THE
                                                                 YEAR ENDED      PERIOD ENDED
                                                                  APRIL 30,        APRIL 30,
                                                                    2000           1999 (A)
                                                                -------------    -------------
CAPITAL TRANSACTIONS:
CLASS A
  Proceeds from shares issued...............................    $ 201,692,061    $      47,429
  Dividends reinvested......................................        1,767,213              564
  Cost of shares redeemed...................................     (148,418,734)         (20,855)
                                                                -------------    -------------
  Class A capital transactions..............................    $  55,040,540    $      27,138
                                                                -------------    -------------
CLASS C
  Proceeds from shares issued...............................    $ 224,964,687    $ 204,406,231
  Dividends reinvested......................................           11,448               --
  Cost of shares redeemed...................................     (211,110,824)    (140,221,787)
                                                                -------------    -------------
  Class C capital transactions..............................    $  13,865,311    $  64,184,444
                                                                -------------    -------------
Net increase from capital transactions......................    $  68,905,851    $  64,211,582
                                                                =============    =============
SHARE TRANSACTIONS:
CLASS A
  Issued....................................................      201,692,061           47,429
  Reinvested................................................        1,767,213              564
  Redeemed..................................................     (148,418,734)         (20,855)
                                                                -------------    -------------
  Change in Class A Shares..................................       55,040,540           27,138
                                                                -------------    -------------
CLASS C
  Issued....................................................      224,964,687      204,406,231
  Reinvested................................................           11,448               --
  Redeemed..................................................     (211,110,824)    (140,221,787)
                                                                -------------    -------------
  Change in Class C Shares..................................       13,865,311       64,184,444
                                                                -------------    -------------
Net increase from share transactions........................       68,905,851       64,211,582
                                                                =============    =============

(a) For the period from June 1, 1998 (commencement of operations) to April 30, 1999.

                                    CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 2000

 7. FEDERAL INCOME TAX INFORMATION (UNAUDITED) -- During theyear ended April 30, 2000, the North Carolina Tax-Free Bond Fund paid tax-exempt income distributions in the amount of $1,693,193.

   During the year ended April 30, 2000, long-term capital gain distributions declared and dividends received deduction available to corporations are as follows:

                                                                                  DIVIDENDS
                                                                    LONG-TERM      RECEIVED
                                                                       20%        DEDUCTION
                                                                   -----------    ----------
   Large Cap Equity Fund.......................................    $ 1,461,954         52.20%
   Mid Cap Equity Fund.........................................     16,919,914         15.89%
   Small Cap Equity Fund.......................................      2,029,469          3.77%
   Government Income Fund......................................        284,982            --
   North Carolina Tax-Free Bond Fund...........................         83,184            --

                      END OF NOTES TO FINANCIAL STATEMENTS.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Centura Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Centura Funds, Inc.--Large Cap Equity Fund, Mid Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund, North Carolina Tax-Free Bond Fund, and Money Market Fund (the Funds), including the schedules of portfolio investments, as of April 30, 2000, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended (period from May 11, 1999 through April 30, 2000 for the Quality Income Fund). These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the periods ended April 30, 1998 and prior were audited by other auditors whose report thereon dated May 22, 1998 expressed an unqualified opinion on the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of April 30, 2000, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the Centura Funds, Inc. as of April 30, 2000, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended (period from May 11, 1999 through April 30, 2000 for the Quality Income Fund), in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
June 21, 2000

[LOGO]

                                               FOR ADDITIONAL INFORMATION ON THE
                                                             CENTURA FUNDS, CALL
                                                                1-800-44-CENTURA
                                                                 (800-442-3688).

                                                              INVESTMENT ADVISER
                                                                   AND CUSTODIAN
                                                                    CENTURA BANK
                                                         131 NORTH CHURCH STREET
                                                           ROCKY MOUNT, NC 27802

                                                       ADMINISTRATOR AND SPONSOR
                                                       BISYS FUND SERVICES, INC.
                                                               3435 STELZER ROAD
                                                              COLUMBUS, OH 43219

                                                                     DISTRIBUTOR
                                                 CENTURA FUNDS DISTRIBUTOR, INC.
                                                               3435 STELZER ROAD
                                                              COLUMBUS, OH 43219

                                                                   LEGAL COUNSEL
                                                          DECHERT PRICE & RHOADS
                                                            1775 EYE STREET N.W.
                                                          WASHINGTON, D.C. 20006

                                                            INDEPENDENT AUDITORS
                                                                        KPMG LLP
                                                            TWO NATIONWIDE PLAZA
                                                            COLUMBUS, OHIO 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF CENTURA FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUNDS' SHARES IS AUTHORIZED ONLY IN CASE OF A CONCURRENT OR PRIOR DELIVERY OF THE FUNDS' CURRENT PROSPECTUS.

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. CENTURA FUNDS ARE NOT DEPOSITS, GUARANTEED BY OR OBLIGATIONS OF CENTURA BANK OR ITS AFFILIATES AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN VALUE OF YOUR INVESTMENT IN THE MONEY MARKET FUND AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET FUND.

6/00